                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


  Preliminary Proxy Statement


[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))


[X]  Definitive Proxy Statement


[ ]  Definitive Additional Materials


[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                             RF MICRO DEVICES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

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     (4)  Date Filed:

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

                             RF MICRO DEVICES, INC.
                              7625 THORNDIKE ROAD
                     GREENSBORO, NORTH CAROLINA 27409-9421

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 27, 1999

TO THE SHAREHOLDERS OF RF MICRO DEVICES, INC.:

     We hereby give notice that the Annual Meeting of Shareholders of RF Micro Devices, Inc. (the "Company") will be held on Tuesday, July 27, 1999 at 10:00 a.m. local time, at our principal executive offices at 7625 Thorndike Road, Greensboro, North Carolina, for the following purposes:

          (1) To elect six directors for one-year terms and until their successors are duly elected and qualified;

          (2) To approve the amendment and restatement of our articles of incorporation to increase our authorized common stock from 50,000,000 shares to 150,000,000 shares;

          (3) To approve the adoption of the 1999 Stock Incentive Plan;

          (4) To ratify the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending March 31, 2000; and

          (5) To transact such other business as may properly come before the meeting.

     Under North Carolina law, only shareholders of record at the close of business on the record date, which is June 17, 1999, are entitled to notice of and to vote at the Annual Meeting or any adjournment. It is important that your shares of common stock be represented at this meeting so that the presence of a quorum is assured.

     A copy of our 1999 Annual Report containing our financial statements for the fiscal year ended March 31, 1999 is enclosed.

                                          By Order of the Board of Directors

                                      /s/ Powell T. Seymour
                                                  Powell T. Seymour
                                                      Secretary


June 25, 1999


     Even if you plan to attend the meeting in person, please date and execute the enclosed proxy and mail it promptly. If you attend the meeting, you may revoke your proxy and vote your shares in person. A postage-paid, return-addressed envelope is enclosed.

                             RF MICRO DEVICES, INC.
                              7625 THORNDIKE ROAD
                     GREENSBORO, NORTH CAROLINA 27409-9421

                                PROXY STATEMENT

     The enclosed proxy, for use only at the Annual Meeting of Shareholders to be held July 27, 1999, at 10:00 a.m. local time, and any adjournment thereof, is solicited on behalf of the Board of Directors of RF Micro Devices, Inc. (the "Company"). The approximate date that we are first sending these proxy materials to shareholders is June 28, 1999. This solicitation is being made by mail and may be made in person or by fax or telephone by our officers or employees. We will pay all expenses incurred in this solicitation. We will request banks, brokerage houses and other institutions, nominees and fiduciaries to forward the soliciting material to beneficial owners and to obtain authorization for the execution of proxies. We will, upon request, reimburse these parties for their reasonable expenses in forwarding proxy material to beneficial owners.

     The accompanying proxy is for use at the meeting if a shareholder either will be unable to attend in person or will attend but wishes to vote by proxy. The proxy may be revoked by the shareholder at any time before it is exercised by filing with our corporate secretary an instrument revoking it, filing a duly executed proxy bearing a later date or by attending the meeting and electing to vote in person. All shares of the Company's common stock (the "common stock") represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. If no specification is made, the proxies will be voted in favor of: (1) electing the six nominees for directors named herein (or their substitutes) for one-year terms expiring in 2000; (2) amending and restating our articles of incorporation to increase our authorized common stock from 50,000,000 shares to 150,000,000 shares; (3) adopting the 1999 Stock Incentive Plan; and (4) ratifying the appointment of Ernst & Young LLP as our independent auditors for the fiscal year ending March 31, 2000.

     The presence in person or by proxy of a majority of the shares of common stock outstanding on the record date constitutes a quorum for purposes of conducting business at the meeting. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjourned meeting. Abstentions and shares which are withheld as to voting with respect to one or more of the nominees for director will be counted in determining the existence of a quorum.

     Under the laws of North Carolina, the persons receiving a plurality of the votes cast by the shares entitled to vote will be elected as directors. Under the Company's articles of incorporation, the proposal to amend and restate our articles of incorporation to increase the number of authorized shares will be approved if the holders of a majority of the outstanding shares of the Company's common stock approve the amendment. The proposal to adopt the 1999 Stock Incentive Plan and the proposal to ratify the appointment of auditors for fiscal 2000 will each be approved if the votes cast in favor of the proposal exceed the votes cast against it. Abstentions, shares which are withheld as to voting with respect to nominees for director and shares held as of record by a broker, as nominee, that are not voted with respect to the proposals will not be counted as a vote in favor of or against such proposals and, therefore, will have no effect on the proposal to elect the nominees for directors, the proposal to adopt the 1999 Stock Incentive Plan or the proposal to ratify the appointment of auditors.

                         VOTING SECURITIES OUTSTANDING

     Under North Carolina law, June 17, 1999 has been fixed as the record date for determining holders of common stock entitled to notice of and to vote at the meeting. Each share of our common stock issued and outstanding on June 17, 1999 is entitled to one vote on all proposals at the meeting, except that shares we hold in a fiduciary capacity may only be voted in accordance with the instruments creating the fiduciary capacity. Holders of shares of common stock vote together as a voting group on all proposals. At the close of business on June 17, 1999, there were 39,501,598 shares of our common stock outstanding and entitled to vote.

     Where appropriate, we have adjusted references in this proxy statement to prices and share numbers of our common stock to reflect a 2-for-1 stock split that we effected in the form of a 100% share dividend payable on March 31, 1999 to record holders of common stock on March 17, 1999.

                               SECURITY OWNERSHIP

     The following table sets forth information with respect to the beneficial ownership of common stock as of June 17, 1999 by (i) each person known by us to own beneficially five percent or more of our outstanding shares of common stock,
(ii) each director and nominee for director, (iii) the Named Executives (as defined in "Management Compensation," below), and (iv) all current directors and executive officers as a group. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or that are or may become exercisable within 60 days of June 17, 1999 are deemed outstanding. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table and under applicable community property laws, each shareholder named in the table has sole voting and investment power with respect to the shares set forth opposite the shareholder's name.


                                                              BENEFICIAL OWNERSHIP
                                                              ---------------------
                                                              NUMBER OF
                                                                SHARES     PERCENT
                                                              ----------   --------
TRW Inc.(1).................................................  9,117,974     23.08%
Bank of America Corporation(2)..............................  2,084,696      5.28%
Pilgrim Baxter & Associates, Ltd.(3)........................  2,047,200      5.18%
William J. Pratt(4).........................................    693,929      1.76%
David A. Norbury(5).........................................    231,444         *
Powell T. Seymour(6)........................................    223,291         *
Jerry D. Neal(7)............................................    188,156         *
Walter H. Wilkinson, Jr.(8).................................     93,231         *
Dr. Albert E. Paladino(9)...................................     73,333         *
Arthur E. Geissberger(10)...................................     37,100         *
Erik H. van der Kaay(11)....................................     35,333         *
Directors and executive officers as a group (11
  persons)(12)..............................................  1,626,337       4.1%


---------------
  *  Indicates less than one percent

 (1) Terri D. Zinkiewicz, who is a director of the Company, is Controller of TRW's Space and Electronics Group. Ms. Zinkiewicz does not hold any voting or investment power over such shares. TRW's address is 1900 Richmond Road, Cleveland, Ohio 44124.
 (2) Based on information included in a Schedule 13-G filed with the SEC on February 1, 1999. Includes shares held by BankAmerica NTS&A, NB Holdings Corporation, NationsBanc Capital Corp., NationsBank NA, NationsBanc Advisors Inc., TradeStreet Investments Associates and NationsBanc Montgomery Securities LLC, each of which is a direct or indirect subsidiary of Bank of America Corporation. Bank of America Corporation's address is 100 North Tryon Street, Charlotte, North Carolina 28255.
 (3) Based on information included in a Schedule 13-G filed with the SEC on February 8, 1999. Pilgrim Baxter & Associates, Ltd.'s address is 825 Duportail Road, Wayne, Pennsylvania 19807.
 (4) Includes 107,911 shares of common stock issuable upon the exercise of stock options. See "Management Compensation," below.
 (5) Includes 49,214 shares of common stock issuable upon the exercise of stock options. See "Management Compensation," below.
 (6) Includes (i) 4,000 shares of common stock held by Christopher M. Seymour, who is Mr. Seymour's son, and (ii) 30,373 shares of common stock issuable upon the exercise of stock options. See "Management Compensation," below.

 (7) Includes 81,284 shares of common stock issuable upon the exercise of stock options. See "Management Compensation," below.
 (8) Includes 23,333 shares of common stock issuable upon the exercise of stock options. See "Management Compensation," below.
 (9) Includes 23,333 shares of common stock issuable upon the exercise of stock options. See "Management Compensation," below.
(10) Represents 37,100 shares of common stock issuable upon the exercise of stock options. See "Management Compensation," below.
(11) Includes 23,333 shares of common stock issuable upon the exercise of stock options. See "Management Compensation," below.
(12) Includes 408,597 shares of common stock issuable upon the exercise of stock options.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Under our bylaws, the Board of Directors consists of seven to nine members, as determined by the Board or the shareholders from time to time. The Board has determined that the number of directors within the range shall be seven, as to which there is currently one vacancy caused by the resignation of one of our directors. As of yet, a replacement has not been found to fill such vacancy. Assuming the election of the remaining nominees for director named in the proxy statement, there will be one vacancy that the Board intends to fill, pursuant to our bylaws, following identification of a qualified nominee. Directors are elected annually to serve for one-year terms and until their successors are duly elected and qualified. There are no family relationships among any of our directors or officers. All nominees presently serve as directors. We intend that the proxyholders named in the accompanying form of proxy will vote to elect the six nominees listed below as directors, unless the authority to vote is withheld. Although we expect that each of the nominees will be available for election, if a vacancy in the slate of nominees occurs, we expect that shares of common stock represented by proxies will be voted for the election of a substitute nominee selected by the proxyholders.

     The names of the nominees for election to the Board, their principal occupations and certain other information follows:

NOMINEES FOR ELECTION AS DIRECTORS

                                                                    DIRECTOR OF
                                                                    THE COMPANY
NAME                                                          AGE      SINCE
----                                                          ---   -----------
David A. Norbury............................................  48       1992
William J. Pratt............................................  56       1991
Dr. Albert E. Paladino......................................  66       1992
Erik H. van der Kaay........................................  59       1996
Walter H. Wilkinson, Jr.....................................  53       1992
Terri D. Zinkiewicz.........................................  44       1997

     DAVID A. NORBURY has been President and Chief Executive Officer and a director since September 1992. Mr. Norbury was employed as President and Chief Executive Officer of Polylythics, Inc., a developer of semiconductor technology based in Santa Clara, California, from August 1989 to March 1991.

     WILLIAM J. PRATT, a founder of the Company, was President from February 1991 to September 1992 and has been Chairman and Chief Technical Officer since September 1992. He has also been a director since the Company's inception. Prior to such time, Mr. Pratt was employed for 13 years with Analog Devices, Inc., an integrated circuit manufacturer ("ADI"), as Engineering Manager and General Manager.

     DR. ALBERT E. PALADINO has been a director since December 1992. He is Chairman of Millitech Corporation, a manufacturer of broadband wireless equipment for network access applications. Dr. Paladino is also a member of the Board of Directors of TranSwitch Corporation, a publicly traded developer of highly integrated digital and mixed signal semiconductor solutions for the telecommunications and data communica-tions markets, and Helioss Corporation, a developer of high capacity millimeter wave communications equipment. He was a general partner of Advanced Technology Ventures, a venture capital firm, from 1981 through 1998. Prior to joining ATV, he held senior positions with Raytheon Company, GTE Laboratories, the National Institute of Standards and Technology and the Congressional Office of Technology Assessment.

     ERIK H. VAN DER KAAY became a director in July 1996. Mr. van der Kaay has been President and Chief Executive Officer of Datum, Inc., a synchronization products company based in Irvine, California, since April 1998. He was employed in various capacities, most recently as Executive Vice President, with Allen Telecom, a telecommunications company based in Beachwood, Ohio, from August 1992 to March 1998. Mr. van der Kaay is a director of Datum, Inc., and TranSwitch Corporation.

     WALTER H. WILKINSON, JR. became a director in March 1992. Mr. Wilkinson is a general partner of Kitty Hawk Capital, a venture capital firm based in Charlotte, North Carolina, that he founded in 1980.

     TERRI D. ZINKIEWICZ became a director in February 1997. Ms. Zinkiewicz has been employed with TRW in various capacities during the past 18 years, most recently as Controller of the Space and Electronics Group.

BOARD COMMITTEES

     Our Board of Directors has two standing committees, a Compensation Committee and an Audit Committee. The Compensation Committee, upon delegation of authority by the Board of Directors, has the authority to (i) establish and implement the cash and non-cash compensation of each officer, salaried employee and agent of or consultant to the Company (subject to any employment or other agreement such officer, employee, agent or consultant may have) on an annual, semi-annual or other periodic basis; and (ii) establish and implement every personnel policy, collective bargaining agreement, health or dental insurance plan, retirement plan, profit sharing plan, deferred compensation plan, stock option or other stock-based benefit plan, bonus plan, incentive or any other employee benefit plan or agreement that we provide to our employees, officers, directors or consultants. The members of the Compensation Committee are Messrs. van der Kaay, Paladino and Wilkinson, none of whom is an employee of the Company.

     The Audit Committee has the authority to (i) nominate an independent public accounting firm to serve as our external auditor for approval by the Board of Directors and recommend the compensation of the external auditors to the Board for its approval; (ii) discuss with our external auditors the scope and timing of their examination of our financial records, with particular attention to those areas where either the committee or the external auditors believe special attention should be directed; (iii) implement, and solicit the advice of external auditors on, such internal accounting controls, procedures and systems, including an internal auditor department, as may help to ensure accountability and the preparation of complete and correct financial statements; (iv) direct, monitor and discuss with our internal auditors the scope of their examinations, the effectiveness of internal controls, the revision or establishment of new controls and the findings of their audits and their recommendations with respect thereto; (v) direct the internal and external auditors to perform such supplemental reviews or audits as it in its discretion deems appropriate; and
(vi) review the external auditor's annual findings and recommendations to management and advise the whole Board with respect thereto. The members of the Audit Committee are Ms. Zinkiewicz and Mr. Wilkinson, neither of whom is an employee of the Company.

     All directors attended at least 75% of the Board meetings and assigned committee meetings during the fiscal year ended March 27, 1999. The Board held six meetings during the year, the Compensation Committee held eight meetings, and the Audit Committee held two meetings.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, our directors, officers and beneficial owners of more than 10% of the common stock are required to report their beneficial ownership of common stock and any changes in that ownership to the SEC. Specific dates for such reporting have been established and we are required to report in this proxy statement any failure to file by the established dates during the last fiscal year. In the last fiscal year, to our knowledge, all of these filing requirements were satisfied by our directors, officers and principal shareholders, except that David A. Norbury, William J. Pratt, Jerry D. Neal, Powell T. Seymour, William A. Priddy, Jr., and Arthur E. Geissberger each failed to report on a timely basis an October 27, 1998 option grant to such persons.

                               EXECUTIVE OFFICERS

     Our current executive officers are as follows:

NAME                               AGE                             POSITION
----                               ---                             --------
David A. Norbury.................  48    President, Chief Executive Officer and Director
William J. Pratt.................  56    Chairman of the Board, Chief Technical Officer and Director
Powell T. Seymour................  56    Vice President of Operations and Secretary
Jerry D. Neal....................  54    Vice President of Sales and Marketing
William A. Priddy, Jr............  38    Chief Financial Officer and Vice President of Administration
Arthur E. Geissberger............  36    Vice President of Wafer Fabrication Operations
Gary J. Grant....................  43    Vice President of Quality Assurance

     Set forth below is certain information with respect to our executive officers. Officers are appointed to serve at the discretion of the Board of Directors. There are no family relationships between any of our executive officers or directors. Information regarding Messrs. Norbury and Pratt is included in the director profiles above.

     POWELL T. SEYMOUR, a founder of the Company, has been Vice President of Operations and Secretary since the Company's inception in February 1991. Prior to such time, Mr. Seymour was employed for 11 years with ADI as Manufacturing Engineer and Manufacturing Engineer Manager. Mr. Seymour served as a director from February 1992 to July 1993.

     JERRY D. NEAL, a founder of the Company, has been its Vice President of Sales and Marketing since May 1991. Prior to such time, Mr. Neal was employed for 10 years with ADI as Marketing Engineer, Marketing Manager and Business Development Manager. Mr. Neal served as a director from February 1992 to July 1993.

     WILLIAM A. PRIDDY, JR. was the Company's Controller from December 1991 to December 1993, became Treasurer in December 1993, and was Vice President of Finance from December 1994 to July 1997. He became Chief Financial Officer and Vice President of Administration in July 1997. Prior to joining the Company, Mr. Priddy was employed for five years with ADI as Financial Analyst, Marketing Analyst and Marketing Services Manager.

     ARTHUR E. GEISSBERGER has been the Company's Vice President of Wafer Fabrication Operations since July 1996. From February 1991 to July 1996, Mr. Geissberger was employed with Alpha Industries, Inc., a manufacturer of microwave and millimeter-wave frequency components and subsystems based in Methuen, Massachusetts, as GaAs Wafer Fabrication Manager and Manager of Foundry Operations.

     GARY J. GRANT has served as Vice President of Quality Assurance since November 1998. From April 1995 to November 1998, Mr. Grant was employed with ST Microelectronics, Inc., a broad-ranged manufacturer of integrated circuits, as Director of Quality and Facilities. From July 1980 to April 1994, Mr. Grant was employed with Texas Instruments as Fab Process Engineer, Product Engineering Manager and Total Quality Manager.

                            MANAGEMENT COMPENSATION

COMPENSATION OF EXECUTIVE OFFICERS

     The following table presents information relating to total compensation during the fiscal years ended March 31, 1999, March 31, 1998 and March 31, 1997, of the Chief Executive Officer and our four next most highly compensated executive officers (the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM
                                                                         COMPENSATION
                                                                    ----------------------
                                                                            AWARDS
                                           ANNUAL COMPENSATION      ----------------------
NAME AND                                -------------------------         SECURITIES              ALL OTHER
PRINCIPAL POSITION           YEAR (1)   SALARY ($)   BONUS ($)(2)   UNDERLYING OPTIONS (#)   COMPENSATION ($)(3)
------------------           --------   ----------   ------------   ----------------------   -------------------
David A. Norbury...........    1999      211,923       220,000             112,500                  5,190
  President and Chief          1998      179,615             0                   0                  5,402
  Executive Officer            1997      164,615        64,000              50,000                      0
William J. Pratt...........    1999      188,403       195,000             101,250                      0
  Chairman and Chief           1998      159,769             0                   0                      0
  Technical Officer            1997      148,558        49,350              50,000                      0
Jerry D. Neal..............    1999      168,592       175,000              93,000                  4,452
  Vice President of Sales      1998      140,385             0                   0                  4,636
  and Marketing                1997      125,016        36,000              30,000                      0
Arthur Geissberger.........    1999      168,370       175,000              55,626                  4,460
  Vice President of Wafer      1998      139,200             0                   0                  4,634
  Fabrication Operations       1997      104,616             0              45,000                      0
Powell T. Seymour..........    1999      140,624       145,000             105,500                  4,219
  Vice President of            1998      120,769             0                   0                  4,403
     Operations
  and Secretary                1997      104,616        30,000              20,000                      0

---------------

(1) The Company uses a 52-week or 53-week fiscal year ending on the Saturday closest to March 31 in each year. Each of the 1997, 1998 and 1999 fiscal years was a 52-week year. For purposes of this Proxy Statement, each fiscal year is described as ending on March 31.
(2) The Compensation Committee has adopted a discretionary bonus program pursuant to which bonuses may be awarded to our officers from time to time in amounts reflecting the Compensation Committee's evaluation of the officers' contributions. See "Compensation Committee Report on Executive Compensation" below.
(3) Reflects amounts contributed by the Company during the applicable fiscal year to the accounts of the Named Executives under the Company's 401(k) plan.

     The following table provides information concerning options for the common stock exercised by each of the Named Executives in fiscal 1999, and the value of options held by each at March 31, 1999.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                 SHARES        VALUED        AT MARCH 31, 1999 (#)       AT MARCH 31, 1999 ($)(2)
                              ACQUIRED ON     REALIZED    ---------------------------   ---------------------------
NAME                          EXERCISE (#)     ($)(1)     EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                          ------------   ----------   -----------   -------------   -----------   -------------
David A. Norbury............     36,960       908,842        40,733        133,845       1,575,585      5,139,142
William J. Pratt............         --            --       100,253        113,553       4,053,740      4,322,299
Jerry D. Neal...............         --            --        73,886        100,402       2,996,046      3,849,330
Powell T. Seymour...........     32,454       170,571        25,865         45,585       1,028,738      1,754,444
Arthur E. Geissberger.......         --            --        36,000         99,500       1,446,400      1,862,381

---------------
(1) Value represents the difference between the option price and the market value of the common stock on the date of exercise.

(2) Value represents the difference between the option price and the market value of the common stock on March 31, 1999.

     The following table sets forth for each of the Named Executives certain information concerning stock options granted during the year ended March 31, 1999.

                       OPTION GRANTS IN LAST FISCAL YEAR


                                                INDIVIDUAL GRANTS
                            ---------------------------------------------------------
                             NUMBER OF    % OF TOTAL                                    POTENTIAL REALIZABLE VALUE
                            SECURITIES     OPTIONS                                        AT ASSUMED ANNUAL RATES
                            UNDERLYING    GRANTED TO                                    OF STOCK PRICE APPRECIATION
                              OPTIONS     EMPLOYEES                                         FOR OPTION TERM (1)
                              GRANTED     IN FISCAL     EXERCISE OR      EXPIRATION     ---------------------------
NAME                          (#)(2)         YEAR      BASE PRICE ($)       DATE           5%($)         10%($)
----                        -----------   ----------   --------------   -------------   -----------   -------------
David A. Norbury..........    37,500         2.41          $ 6.81          5/14/08         160,663        407,151
                              75,000         4.82          $10.44         10/27/08         568,661      1,369,183
William J. Pratt..........    33,750         2.17          $ 6.81          5/14/08         144,597        366,436
                              67,500         4.33          $10.44         10/27/08         511,795      1,232,265
Jerry D. Neal.............    33,000         2.12          $ 6.81          5/14/08         141,383        358,293
                              60,000         3.85          $10.44         10/27/08         454,929      1,095,347
Powell T. Seymour.........    10,626         0.96          $ 6.81          5/14/08          64,326        162,958
                              45,000         2.89          $10.44         10/27/08         341,197        821,510
Arthur E. Geissberger.....    45,500         2.92          $ 6.81          5/14/08         194,938        494,010
                              60,000         3.85          $10.44         10/27/08         454,929      1,095,347


---------------
(1) The potential realizable value is calculated based on the term of the option at its time of grant (10 years) and is calculated by assuming that the stock price on the date of grant as determined by the Board of Directors appreciates at the indicated annual rate compounded annually for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated price. The 5% and 10% assumed rates of appreciation are derived from the rules of the SEC and do not represent our estimate or projection of the future common stock price.
(2) These options vest and become exercisable in five equal installments on the first five anniversaries of the date of grant.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The objectives of the Compensation Committee are to enhance the Company's ability to recruit and retain qualified management, to motivate executives to achieve established performance goals and to ensure an element of congruity between the financial interests of the Company's management and its shareholders.

     The Compensation Committee considers the following factors in setting the compensation of the Chief Executive Officer and the other executive officers of the Company:

     - The overall performance of the Company during the fiscal year in question;

     - Individual performance appraisals of the executive officers and their contributions toward the Company's performance goals and other objectives as established by the Board of Directors and the Compensation Committee;

     - The compensation packages for executives at other U.S. manufacturers of integrated circuits with similar ranks and levels of responsibility; and

     - The overall compensation level of all employees of the Company.

     Compensation arrangements adopted by the Compensation Committee include up to four components: (1) a base salary; (2) grant of equity incentives to acquire shares of common stock; (3) a discretionary cash bonus program pursuant to which bonuses may be awarded to executive officers from time to time in amounts based both on objective criteria established by the Compensation Committee, such as attainment of revenue, profit and gross margin goals, and on the Compensation Committee's subjective evaluation of such officers' contributions to the Company; and (4) other compensation and employee benefits generally available to all employees of the Company, such as health insurance and participation in the Company's 401(k) plan.

     The Chief Executive Officer's salary, bonus and equity incentive awards are established by the Compensation Committee. Recommendations regarding the base salary, bonuses and stock option awards of the Company's executive officers other than Mr. Norbury are made to the Compensation Committee by Mr. Norbury and are subject to its approval. The amount of bonuses and stock options, if any, for which an executive officer, including the Chief Executive Officer, may be eligible to receive are based on the attainment of specified corporate performance factors. The relevant corporate performance factors for the last fiscal year included revenues, orders, gross margin percentages, earnings per share, inventory turns and percentage of revenues represented by the sales of silicon products.

     During fiscal 1999, Mr. Norbury earned a base salary of $211,923, which represents an 18% increase over his base salary during the preceding fiscal year. At this level, Mr. Norbury's base salary is approximately 4.7 times the average Company employee's salary. Mr. Norbury received a bonus of $220,000 during fiscal 1999. In addition, Mr. Norbury was awarded stock options to purchase 37,500 shares of common stock at an exercise price of $6.81 per share on May 14, 1998 and stock options to purchase 75,000 shares of common stock at an exercise price of $10.44 per share on October 27, 1998. These options vest over a period of five years. The Compensation Committee feels that the adjustment in Mr. Norbury's base salary for fiscal 1999 was justified by the results being achieved by the Company -- particularly its steady growth in revenues and its profitability -- and by other significant developments then occurring, including the rapid progress in the ramping up of production from the Company's wafer fabrication facility. The Company believes, based on its review of publicly available information concerning the Company's competitors, that Mr. Norbury's compensation is well within the range of compensation provided to executives of similar rank and responsibility. The Committee believes that competition for qualified executives in the integrated circuit industry is extremely strong, and that to attract and retain such persons the Company must maintain an overall compensation package similar to those offered by its peer companies.

     The Compensation Committee encourages the Company's employees to commit a portion of their base salary to the purchase of the Company's common stock through the Employee Stock Purchase Plan. The Compensation Committee believes that substantial equity ownership encourages management to take action favorable to shareholders of the Company.

     In general, compensation in excess of $1 million to any of the Named Executives may be subject to limitations on deductibility by the Company under
Section 162(m) of the Internal Revenue Code of 1986, as amended. The limits on deduction do not apply to performance-based compensation that satisfies certain requirements. No officer of the Company is expected to earn compensation in excess of $1 million during fiscal 2000, and the Compensation Committee has not adopted any policies with respect to Section 162(m), although the 1999 Stock Incentive Plan, proposed to be adopted by shareholders at the Annual Meeting, is structured to comply with Section 162(m) to the extent practicable.

     This report has been prepared by members of the Compensation Committee. Members of this committee are:

       Walter H. Wilkinson, Jr. (Chairman)
        Erik H. van der Kaay
        Dr. Albert E. Paladino

EMPLOYEE BENEFIT PLANS

     1997 Key Employees' Stock Option Plan. Our 1997 Key Employees' Stock Option Plan provides for the grant of options to purchase common stock to key employees and independent contractors in our service. This plan permits the granting of both incentive options and nonqualified options. The aggregate number of shares of common stock that may be issued pursuant to options granted under the plan may not exceed 2,600,000 shares, subject to adjustment in the event of certain events affecting our capitalization.

     The plan is administered by the Compensation Committee of the Board of Directors, which is authorized, subject to the plan's provisions, to determine to whom and at what time options may be granted, the designation of an option as either an incentive option or a nonqualified option, the per share exercise price, the duration of each option, the number of shares subject to each option, the rate and manner of exercise, the timing and form of payment and other terms and conditions of awards.

     As of March 31, 1999, we had granted options to employees, including the Named Executives, for 4,177,306 shares of common stock under this plan and a predecessor plan, of which options for 871,754 shares have been exercised and options for 83,976 shares have been forfeited. The exercise prices for outstanding options granted under the plans range from $.08 to $47.56 per share, with a weighted average of $7.14 per share. See "Compensation of Executive Officers," above. In order to continue to provide a competitive equity-based compensation program for its employees, directors and independent contractors, the Company has also proposed that the shareholders adopt the 1999 Stock Incentive Plan, which is discussed under Proposal 2 below.

     Employee Stock Purchase Plan. Our Employee Stock Purchase Plan is intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. This plan is intended to encourage stock ownership through means of payroll deductions. All of our regular full-time employees (including officers) and all other employees (except for certain part-time and seasonal employees) are eligible to participate after being employed for three months. Directors who are not employees are not eligible to participate. An aggregate of 1,000,000 shares of common stock has been reserved for offering under the stock purchase plan, subject to anti-dilution adjustments in the event of certain changes in our capital structure.

     We make no cash contributions to the stock purchase plan, but bear the expenses of its administration. The plan is administered by the Compensation Committee, which has authority to establish the number and duration of the purchase periods during the term of the plan, and to make rulings and interpretations thereunder.

     Retirement Plan. Each employee is eligible to participate in our qualified 401(k) plan after three months of service. An employee may invest a maximum of 15% of pretax earnings in the plan. Employer contributions to the plan are made at the discretion of management and the Board of Directors. An employee is fully vested in the employer contribution portion of the plan after completion of five continuous years of service. We made contributions to the plan of approximately $264,700 during the fiscal year ended March 31, 1999.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Prior to the formation of the Compensation Committee in March 1994, the Board of Directors made all determinations with respect to executive officer compensation. No interlocking relationships exist between our Board or Compensation Committee and the Board of Directors or Compensation Committee of any other company. Each of our directors, or an affiliate thereof, has purchased securities of the Company.

COMPENSATION OF DIRECTORS

     Each director who is not an employee of the Company is eligible to receive $12,000 per year for service as a member of the Board, plus $1,000 per Board meeting attended, and $2,000 per year for service on each committee of the Board on which he or she serves. In addition, all directors are reimbursed for expenses incurred by them in their capacity as directors. Other than the reimbursement of expenses, directors who are employees of the Company do not receive additional compensation for service.

     Under our Nonemployee Directors' Option Plan, as amended and restated effective January 26, 1999, each director who was not an employee of the Company at the time of completion of our initial public offering in June 1997, and each non-employee director who is first elected to the Board thereafter, received or will receive options to purchase 20,000 shares of our common stock at the market price of the stock at the time of grant. Prior to the 1999 Annual Meeting, each non-employee director (other than Ms. Zinkiewicz, who has elected not to participate in the plan) received an annual option grant for 10,000 shares of common stock at the market price at the time of grant. Commencing with the 1999 Annual Meeting, each participating non-employee director who is reelected will receive an annual option grant for 20,000 shares of common stock at the market price at the time of grant. Awards granted under the plan vest in three annual installments.

     In October 1998, to further recognize the significant contributions of its non-employee members of the Board and to promote a closer identification of the interests of these members with those of the Company, the Board awarded each of these members (other than Ms. Zinkiewicz, who has elected not to participate in such option grants) an option outside of the directors' option plan to purchase 10,000 shares of common stock at a price of $10.44 per share, which price was determined by the Board of Directors to be the fair market value for share at the time of grant.

                               PERFORMANCE GRAPH

     The graph set forth below compares, for the period beginning immediately after our initial public offering on June 3, 1997, the "cumulative shareholder return" to our shareholders as compared with the return of The Nasdaq Stock Market Index (U.S. Companies) (the "Nasdaq Market Index") and of the Nasdaq Electronic Components Index (the "Electronic Components Index"), our industry index. The two Nasdaq indices were prepared by the Center for Research Studies in Securities Prices at the University of Chicago. "Cumulative shareholder return" has been computed assuming an investment of $100 at the beginning of the period indicated in our common stock and the stock of the companies included in the Nasdaq Market Index and the Electronic Components Index, and assuming the reinvestment of dividends.

       COMPARISON OF CUMULATIVE TOTAL RETURN AMONG RF MICRO DEVICES, INC.
              NASDAQ MARKET INDEX AND ELECTRONIC COMPONENTS INDEX
                              (PERFORMANCE GRAPH)

     The stock price performance graph depicted above shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934. The stock price performance depicted in the graph is not necessarily an indicator of future price performance.

                              CERTAIN TRANSACTIONS

TRW

     On June 6, 1996, we initiated a strategic alliance with TRW and entered into agreements pursuant to which we issued to TRW (i) 826,446 shares of Class C Preferred Stock in exchange for $5,000,000 in cash (these shares converted on a two-for-one basis into common stock upon the closing of our initial public offering in June 1997); (ii) 5,367,860 shares of common stock in exchange for the license agreement described below, all of which shares were initially subject to certain voting and transfer restrictions as described below; (iii) a convertible note in the maximum principal amount of $10,000,000, convertible into up to 2,222,222 shares of common stock; and (iv) a warrant for the purchase, under certain circumstances, of up to 2,000,000 shares of common stock at $5.00 per share. We also entered into a supply agreement that provides for us to purchase from TRW certain minimum quantities of GaAs HBT wafers and GaAs epitaxial wafers during the years 1996 to 2000. In addition, TRW has agreed to refrain from taking certain actions regarding control of the Company during the five years following our initial public offering, or through June 2002.

  License Agreement

     Under the license agreement, TRW granted us fully paid up, royalty-free worldwide licenses with respect to certain of TRW's existing and future GaAs HBT patent rights and MBE process patent rights, in each case with accompanying know-how and technical information, to design, develop and manufacture certain of our existing products and any product with an emitter with a width of one to three microns, in either case provided the products are for commercial wireless communication applications and operate on signals having a frequency of less than 10 GHz. The license with respect to the GaAs HBT patent rights was effective immediately, and the MBE patent right license became effective on June 15, 1998, which was the date that our GaAs HBT wafer fabrication facility became operational. Both licenses are exclusive as to all persons including TRW, except that TRW has reserved the right to provide to customers on an ongoing basis certain specified foundry services. At the option of TRW, the license will become non-exclusive if we fail to meet the following revenue goals, as measured in accordance with GAAP, following the date on which our GaAs HBT wafer fabrication facility became operational (June 15, 1998): during the first year, $30 million; during the second year, $65 million; and during the third year, $125 million.

     TRW also granted us certain non-exclusive licenses and agreed to provide us with certain technical assistance in connection with the design, construction and operation of our GaAs HBT wafer fabrication facility. The license agreement provides that TRW will offer to us, on the same terms as are offered to third parties, certain non-GaAs HBT process technologies that it develops in the future for a period of ten years following June 15, 1998. We have agreed to share with TRW any modifications or improvements and to grant TRW a non-exclusive, royalty-free license to use such modifications or improvements outside our field of use.

  Restricted Stock Agreement

     In connection with its investment in June 1996, TRW had granted to David A. Norbury, our President and Chief Executive Officer, an irrevocable proxy to vote 5,367,860 of the 9,242,974 shares of common stock then beneficially owned by TRW. In accordance with its terms, this proxy expired on July 15, 1998, 30 days after the date on which our wafer fabrication facility became "operational" for purposes of our agreements with TRW.

  Convertible Note

     Under the terms of the convertible note, we borrowed $10 million from TRW. This note, pursuant to its terms, was converted into 2,222,222 shares of common stock upon completion of our initial public offering in June 1997.

  Warrant

     The warrant that we granted to TRW provided for the purchase of up to 2,000,000 shares of common stock at a price of $5.00 per share. The warrant became exercisable on June 15, 1998, which was the date on which our wafer fabrication facility became operational, and was exercised on September 14, 1998.

  Supply Agreement

     Under the terms of our supply agreement, we have agreed to purchase from TRW, and TRW has agreed to sell to us, certain minimum quantities of three-inch GaAs HBT processed wafers and four-inch GaAs epitaxial wafer starting material until December 31, 2000. The estimated minimum annual purchases are $31 million, $35 million and $23.9 million, in calendar years 1999, 2000 and 2001, respectively.

  Standstill Agreement

     TRW has agreed with us and with the holders of preferred stock that we issued before our initial public offering that, before June 6, 2002 (the fifth anniversary of the closing of our initial public offering), it will not, and will cause its affiliates not to:

     - acquire, offer to acquire or agree to acquire, directly or indirectly, any voting securities or rights or options to acquire any of our assets or voting securities in excess of the lesser of (a) 40% of our equity securities or (b) the actual maximum percentage of our equity securities owned by TRW, calculated on a fully diluted basis;

     - make any public announcement with respect to, or submit any proposal for, any extraordinary transaction involving the Company or its securities or assets;

     - make, or in any way participate in, any solicitation of proxies to vote, or seek to advise or influence any person or entity with respect to the voting of, any of our voting securities;

     - form, join or in any way participate in a "group" within the meaning of
       Section 13 of the Securities Exchange Act of 1934 with respect to any of our voting securities; or

     - solicit or encourage any person to propose a business combination or similar transaction with, or a change in control of, the Company.

     If any party were to make a bona fide offer to purchase all of our outstanding shares, however, TRW would be entitled during the 30-day period following the offer to make a counterproposal for all of our outstanding shares on the same or better terms and conditions as provided in the third-party offer.

OTHER TRANSACTIONS

     We have given certain holders of preferred stock that we issued before our initial public offering certain rights to require us to register the sale of the Company securities held by them, or to include such securities in a registration that we initiate.

             PROPOSAL 2 -- APPROVAL OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED COMMON SHARES

     Our Board of Directors proposes that the shareholders approve an amendment and restatement of our articles of incorporation to increase the number of authorized shares of common stock from 50,000,000 shares to 150,000,000 shares. As amended and restated, Article 2(a) of our articles of incorporation would provide as follows:

     The number of shares of stock that the Corporation shall have the authority to issue is (i) 150,000,000 shares of common stock, no par value (the "Common Stock") and (ii) 5,000,000 shares of one or more classes of preferred stock, no par value, to be established by the Board of

     Directors of the Corporation as provided herein (the "Preferred Stock") or one or more series within a class so established.

The full text of the proposed amended and restated articles of incorporation is attached to this Proxy Statement as Exhibit A.

     On June 17, 1999, we had 39,501,598 shares of common stock outstanding. On that date, an additional 9,713,232 shares of common stock were reserved for issuance pursuant to our stock option and other stock-based incentive plans (including 4,000,000 shares of common stock reserved for issuance in connection with the 1999 Stock Incentive Plan, the effectiveness of which is subject to shareholder approval). See "Proposal 3 -- Adoption of 1999 Stock Incentive Plan," below.

     The additional authorized shares of common stock would be available for future issuance and would give us flexibility in our corporate planning and in responding to future business developments, including possible financings and acquisition transactions, stock splits or dividends, issuances under our stock-based incentive plans and other general corporate purposes. Our directors have authorized the issuance of common stock for some of these purposes in the past; however, they have no present plans to issue additional shares of common stock, except as noted above.

     Under some circumstances, issuance of additional shares of common stock could dilute the voting rights, equity and earnings per share of existing shareholders. This increase in authorized but unissued common stock could be considered an anti-takeover measure because the additional authorized but unissued shares of common stock could be used by the Board of Directors to make a change in control of the Company more difficult. The Board of Directors' purpose in recommending this proposal is not as an anti-takeover measure, but for the reasons discussed above.

     Restating our articles of incorporation will also permit us to eliminate from the articles lengthy descriptions of the preferences, limitations and relative rights of several series of preferred stock issued in the past, none of which shares are currently outstanding.

     Authorized shares of common stock may be issued by the Board from time to time without further shareholder approval, except in situations where shareholder approval is required by state law or the rules of The Nasdaq National Market. Our shareholders have no preemptive right to acquire additional shares of common stock. The Board believes that an increase in the number of authorized shares is advisable to give us additional flexibility. The proposed amendment and restatement of our articles of incorporation will be approved if the holders of a majority of the outstanding shares of the common stock of the Company voting in person or by proxy vote to approve the amendment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND AND RESTATE THE ARTICLES OF INCORPORATION.

              PROPOSAL 3 -- ADOPTION OF 1999 STOCK INCENTIVE PLAN

BACKGROUND


     Our Board of Directors approved the adoption of the 1999 Stock Incentive Plan (the "Plan") effective June 24, 1999, in substantially the form attached hereto as Exhibit B, subject to the approval of the Plan by the shareholders at the 1999 Annual Meeting of Shareholders. Awards may be granted under the Plan on and after the effective date of July 1, 1999, provided the shareholders approve the Plan, but no later than June 30, 2009. The discussion that follows is qualified in its entirety by reference to the Plan.


     A maximum of 4,000,000 shares of common stock may be issued pursuant to awards granted under the Plan, and the Board has reserved such number of shares for this purpose. In addition, the maximum number of shares of common stock that may be issued under the Plan pursuant to the grant of restricted awards (described below) is 500,000 shares, and no participant may be granted awards in any 12-month period for more than 100,000 shares of common stock (or the equivalent value thereof based on the fair market value per share of the common stock on the date of grant of award). The number of shares reserved for issuance under the Plan and the terms of awards may be adjusted in the event of an adjustment in the capital stock structure of the Company or a related corporation (due to a merger, stock split, stock dividend or similar event). On June 17, 1999, the closing sales price of the common stock as reported on The Nasdaq National Market was $60.375 per share.

     In connection with its consideration of the Plan, the Company engaged Towers Perrin, an international executive compensation consulting firm, to analyze the competitive practices of stock-based compensation plans of (i) high technology companies in general and (ii) a group of 10 publicly-held companies selected by the Company which are engaged in the semi-conductor or related industries. In particular, Towers Perrin analyzed the outstanding stock-based awards plus shares available for future grants as a percentage of shares outstanding (or "overhang") of the high technology group and selected competitors group, as compared to the Company (taking into consideration the number of shares proposed to be authorized for issuance under the Plan, as well as the number of outstanding stock-based awards and other shares available for future grants under existing stock-based plans of the Company).


     In a report dated June 15, 1999, Towers Perrin concluded that the Company's share authorization pursuant to the Plan would not result in an uncommonly high level of potential dilution when contrasted with the practices of either the selected peer company group or the high technology company group. Towers Perrin also concluded in the report that the Company's request for approval of the authorization of 4,000,000 shares under the Plan, plus other outstanding stock-based awards and shares available for future equity incentive grants, when expressed as a percentage of the total outstanding shares of common stock, approximated the median rate of the peer group of 10 selected companies and was somewhat higher than typical practice among high technology companies. Based on the Towers Perrin report, as well as the Company's goal of providing competitive employee equity-based compensation programs and other relevant factors, the Board of Directors concluded that the Plan should be adopted, subject to shareholder approval of the Plan at the 1999 Annual Meeting.


PURPOSE AND ELIGIBILITY

     The purpose of the Plan is to encourage and enable selected employees, directors and independent contractors of the Company and related corporations to acquire or increase their holdings of common stock and other proprietary interests in the Company in order to promote a closer identification of their interests with those of the Company and its shareholders, thereby further stimulating their efforts to enhance the Company's efficiency, soundness, profitability, growth and shareholder value. At this time, the approximate number of persons who may be eligible to participate under the Plan includes 497 employees, six directors and no independent contractors.

     The purpose will be carried out by the granting of benefits ("awards") to selected participants. Awards which may be granted under the Plan include incentive stock options and nonqualified stock options, stock appreciation rights ("SARs"), and restricted stock awards and restricted units ("restricted awards"). The material terms of each type of award are discussed below. See "Awards."

ADMINISTRATION; AMENDMENT AND TERMINATION

     The Plan will be administered by the Board of Directors, or upon its delegation, by the Compensation Committee of the Board. The Board of Directors and the Committee are referred to in this discussion collectively as the "Administrator." Under the terms of the Plan, the Administrator has full and final authority to take any action with respect to the Plan, including, without limitation, the authority to: (i) determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of common stock subject to an award, and the terms, conditions, restrictions and limitations of an award; (ii) prescribe the form or forms of agreements related to awards granted under the Plan; (iii) establish, amend and rescind rules and regulations for the administration of the Plan; and
(iv) construe and interpret the Plan and agreements related to awards, establish and interpret rules and regulations for administering the Plan and make all other determinations deemed necessary or advisable for administering the Plan.

     The Plan and awards may be amended or terminated at any time by the Board of Directors, subject to the following: (i) shareholder approval is required of any Plan amendment if such approval is required by applicable law, rule or regulation; and (ii) an amendment or termination of an award may not adversely affect the rights of an award recipient without the recipient's consent.

AWARDS

     As noted above, the Plan authorizes the granting of incentive stock options, nonqualified stock options, SARs, restricted stock awards and restricted units. A summary of the material terms of each type of award is provided below.

     Options. The Plan authorizes the grant of both incentive stock options and nonqualified stock options, both of which are exercisable for shares of common stock. The option price at which an option may be exercised will be determined by the Administrator at the time of grant and, in the case incentive options, the option price must be at least 100% of the fair market value per share of the common stock on the date of grant. The term of an option and the period or periods during which an option may be exercised shall be determined by the Administrator at the time of option grant and, in the case of incentive options, the option term may not exceed 10 years. Options are also subject to certain restrictions on exercise if the participant terminates employment. The Administrator also has authority to establish other terms and conditions related to options.

     Stock Appreciation Rights. Under the terms of the Plan, SARs may be granted to an optionee of an option (a "related option") with respect to all or a portion of the shares of common stock subject to the related option (a "tandem SAR") or may be granted separately (a "freestanding SAR"). The consideration to be received by the holder of an SAR may be paid in cash, shares of common stock (valued at fair market value on the date of the SAR exercise), or a combination of cash and shares of common stock, as determined by the Administrator. The Administrator may establish a maximum value payable for an SAR. The consideration paid by the Company upon exercise of an SAR may be paid currently or on a deferred basis.

     SARs are exercisable according to the terms stated in the related agreement. Upon the exercise of a tandem SAR, the related option is deemed to be surrendered to the extent of the number of shares of common stock for which the tandem SAR is exercised. No SAR may be exercised more than 10 years after it was granted, or such shorter period as may apply to related options in the case of tandem SARs. SAR holders are subject to the same restrictions on exercise during employment and following termination of employment as optionees.

     Restricted Awards. Subject to the limitations of the Plan, the Administrator may in its sole discretion grant restricted awards to such eligible individuals in such numbers, upon such terms and at such times as the Administrator shall determine. A restricted award may consist of a restricted stock award or a restricted unit, or both. Restricted stock awards and restricted units may be payable in cash or whole shares of common stock (including restricted stock), or partly in cash and partly in whole shares of common stock, in accordance with the terms of the Plan and the discretion of the Administrator.

     The Administrator has authority to determine the nature, length and starting date of the period during which the restricted award may be earned (the "restriction period") for each restricted award, and will determine the conditions that must be met in order for a restricted award to be granted or to vest or be earned (in whole or in part). These conditions may include (but are not limited to) attainment of performance objectives, completion of the restriction period (or a combination of attainment of performance objectives and completion of the restriction period), retirement, displacement, disability, death, or any combination of conditions. In the case of restricted awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator will determine the performance objectives to be used in valuing restricted awards and determining the extent to which such awards have been earned. Performance objectives may vary from participant to participant and between groups of participants and will be based upon those company, business unit and/or individual performance factors and criteria as the Administrator in its sole discretion may deem appropriate, including sales goals, earnings per share, return on equity, return on assets and/or total return to shareholders.

     The Administrator has authority to determine whether and to what degree restricted awards have been earned and are payable, as well as to determine the forms and terms of restricted awards. If a participant's employment or service is terminated before the participant has earned all or part of a restricted award, the unearned portion of the award will be forfeited (unless the Administrator elects to accelerate vesting of the award).

CHANGE OF CONTROL

     The Plan provides that upon a change of control (as defined in the Plan):
(i) all options and SARs outstanding as of the date of the change of control will become fully exercisable, whether or not then otherwise exercisable; and
(ii) any restrictions applicable to any restricted awards will be deemed to have expired, and restricted awards will become fully vested and payable to the fullest extent of the original award. However, the Plan authorizes the Administrator, in the event of a merger, share exchange, reorganization or other business combination affecting the Company or a related corporation, to determine that any or all awards shall not vest or become exercisable on an accelerated basis, if the Company or the board of directors of the surviving or acquiring corporation takes such action (including but not limited to the assumption of plan awards or the grant of substitute awards) which, in the opinion of the Administrator is equitable or appropriate to protect the rights and interest of participants under the Plan.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

     The following summary generally describes the principal federal (and not state and local) income tax consequences of awards granted under the Plan as of this time. The summary is general in nature and is not intended to cover all tax consequences that may apply to a particular employee or to the Company. The provisions of the Code and regulations thereunder relating to these matters are complicated and their impact in any one case may depend upon the particular circumstances.

     Incentive Stock Options. Incentive stock options granted under the Plan are intended to qualify as incentive stock options under Section 422 of the Code. Pursuant to Section 422, the grant and exercise of an incentive stock option will generally not result in taxable income to the optionee (with the possible exception of alternative minimum tax liability) if the optionee does not dispose of shares received upon exercise of such option less than one year after the date of exercise and two years after the date of grant, and if the optionee has continuously been a Company employee from the date of grant to three months before the date of exercise (or twelve months in the event of death or disability). The Company generally will not be entitled to a deduction for income tax purposes in connection with the exercise of an incentive stock option. Upon the disposition of shares acquired upon exercise of an incentive stock option, the optionee will be taxed on the amount by which the amount realized upon such disposition exceeds the option price, and such amount will be treated as long-term capital gain or loss. If the holding period requirements for incentive stock option treatment described above are not met, the option will be treated as a nonqualified stock option.

     Pursuant to the Code and the terms of the Plan, in no event can there first become exercisable by an optionee in any one calendar year incentive stock options granted by the Company with respect to shares having an aggregate fair market value (determined at the time an option is granted) greater than $100,000. To the extent an incentive stock option granted under the Plan exceeds the foregoing limitation, it will be treated as a nonqualified stock option. In addition, no incentive stock option may be granted to an individual who owns, immediately before the time that the option is granted, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

     Nonqualified Stock Options. If an optionee receives a nonqualified stock option, the difference between the market value of the stock on the date of exercise and the option price will constitute taxable ordinary income to the optionee on the date of exercise. The Company will be entitled to a deduction in the same year in an amount equal to the income taxable to the optionee. The optionee's basis in shares of common stock acquired upon exercise of an option will equal the option price plus the amount of income taxable at the time of exercise. Any subsequent disposition of the stock by the optionee will be taxed as a capital gain or loss to the optionee, and will be long-term capital gain or loss if the optionee has held the stock for more than one year at the time of sale.

     Stock Appreciation Rights. For federal income tax purposes, the grant of an SAR will not result in taxable income to the holder or a tax deduction to the Company. At the time of exercise of an SAR, the SAR holder will forfeit the right to benefit from any future appreciation of the stock subject to the SAR. Accordingly, taxable income to the SAR holder is deferred until the SAR is exercised. Upon exercise, the amount of cash and fair market value of shares received by the SAR holder, less cash or other consideration paid (if any), is taxed to the SAR holder as ordinary income and the Company will receive a corresponding income tax deduction to the extent the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding.

     Restricted Stock Subject to Restricted Awards. Similar to SARs, awards for restricted stock will not result in taxable income to the employee or a tax deduction to the Company for federal income tax purposes. Upon expiration of the restricted period applicable to the restricted stock awarded, the fair market value of such shares at such date and any cash amount awarded, less cash or other consideration paid (if any), will be included in the recipient's ordinary income as compensation, except that, in the case of restricted stock issued at the beginning of the restriction period, the recipient may elect to include in his ordinary income as compensation at the time the restricted stock is awarded, the fair market value of such shares at such time, less any amount paid therefor. The Company will be entitled to a corresponding income tax deduction to the extent that the amount represents reasonable compensation and an ordinary and necessary business expense, subject to any required income tax withholding.

     Restricted Units and Restricted Awards Other Than Restricted Stock. The federal income tax consequences of the award of restricted units and other restricted awards other than restricted stock will depend on the conditions of the award. Generally, the transfer of cash or property will result in ordinary income to the recipient and a tax deduction to the Company. If there is a substantial risk that the property transferred will be forfeited (for example, because receipt of the property is conditioned upon the performance of substantial future services), the taxable event is deferred until the risk of forfeiture lapses. However, the recipient may generally elect to accelerate the taxable event to the date of transfer, even if the property is subject to a substantial risk of forfeiture. If this election is made, subsequent appreciation is not taxed until the property is sold or exchanged (and the lapse of the forfeiture restriction does not create a taxable event). Generally, any deduction to the Company occurs only when ordinary income in respect of an award is recognized by the employee (and then the deduction is subject to reasonable compensation and withholding requirements). Because restricted stock awards will be subject to such conditions as may be determined by the Administrator, the federal income tax consequences to the recipient and to the Company will depend on the specific conditions of the award.

PERFORMANCE-BASED COMPENSATION -- SECTION 162(M) REQUIREMENTS

     The Plan is intended to preserve the Company's tax deduction for certain awards paid under the Plan by complying with the terms of Section 162(m) of the Code and related regulations. Section 162(m) of the Code denies an employer a deduction for compensation paid to covered employees (generally, the Named Executives) of a publicly held corporation in excess of $1 million unless the compensation is exempt from the $1 million limitation because it is performance-based compensation or paid on a commission basis. Although the $1 million deduction limitation is not applicable at this time to any of the Named Executives, the Plan is structured to comply with the requirements imposed by
Section 162(m) of the Code in order to preserve, to the extent practicable, the Company's tax deduction for awards made under the Plan.

     In order to qualify as performance-based compensation, the compensation paid to covered employees must be paid under pre-established objective performance goals determined and certified by a committee comprised of outside directors. In addition to other requirements for the performance-based exception, shareholders must be advised of, and must approve, the material terms (or change in material terms) of the performance goal under which compensation is to be paid. Material terms include the individuals eligible to receive compensation, a description of the business criteria on which the performance goal is based, and either the maximum amount of the compensation to be paid or the formula used to calculate the amount of compensation if the performance goal is met.

     As proposed, the Plan limits the maximum amount of awards that may be granted to any employee. In particular, the Plan provides that (subject to capital adjustments), no participant may be granted awards in any calendar year for more than 100,000 shares of the common stock (or the equivalent value thereof based on the fair market value per share of the common stock on the date of grant of an award). Further, with respect to performance-based restricted awards, the Plan imposes certain performance objectives, such as sales goals, earnings per share, return on equity, return on assets and/or total return to shareholders. See "Awards -- Restricted Awards," above.

     The amount of compensation that will be paid in the current fiscal year under the Plan is not yet determinable due to vesting, performance and other conditions. However, the following table sets forth the number of options granted in fiscal 1999 under the Company's stock option plans and arrangements to the Named Executives and certain other groups of individuals:

                               NEW PLAN BENEFITS
                           1999 STOCK INCENTIVE PLAN

NAME AND POSITION                                              OPTIONS
-----------------                                             ---------
David A. Norbury............................................    112,500(1)
  President and Chief
  Executive Officer
William J. Pratt............................................    101,250(1)
  Chairman and Chief
  Technical Officer
Jerry D. Neal...............................................     93,000(1)
  Vice President of Sales and
  Marketing
Arthur Geissberger..........................................     55,626(1)
  Vice President of Wafer
  Fabrication Operations
Powell T. Seymour...........................................    105,500(1)
  Vice President of Operations
  and Secretary
Executive Group.............................................    590,850(1)
Non-Executive Director Group................................     70,000(2)
Non-Executive Officer Employee Group........................  1,089,474

---------------
(1) Reflects options granted during the last fiscal year to the individual or group under the Company's 1997 Key Employees' Stock Option Plan.
(2) Awarded pursuant to Nonemployee Directors' Stock Option Plan or individual director option grants made in October 1998 to certain non-employee directors. See "Management Compensation" above.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO ADOPT THE 1999 STOCK INCENTIVE PLAN IN SUBSTANTIALLY THE FORM ATTACHED HERETO AS EXHIBIT B.

    PROPOSAL 4 -- RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

     The Audit Committee has appointed the firm of Ernst & Young LLP as independent auditors to examine our books for the fiscal year ending March 31, 2000, and to report on our consolidated balance sheets, statements of income and other related statements. Ernst & Young LLP has served as our independent auditors continuously since 1992. Representatives of Ernst & Young LLP are expected to be represented at the meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to questions posed by shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2000.

                       PROPOSALS FOR 2000 ANNUAL MEETING

     Under SEC regulations, any shareholder desiring to make a proposal to be acted upon at the 2000 Annual Meeting of Shareholders must present such proposal to us at our principal office in Greensboro, North Carolina by February 29, 2000 for the proposal to be considered for inclusion in our proxy statement.

     In addition to any other applicable requirements, for business to be properly brought before the annual meeting by a shareholder even if the proposal is not to be included in our proxy statement, our bylaws provide that the shareholder must give timely notice in writing to our corporate secretary not less than 60 nor more than 90 days prior to the date one year from the date of the immediately preceding annual meeting. As to each matter, the notice must contain a written statement of the shareholder's proposal and the reasons for submitting the proposal and additional specific information if the proposal relates to director nominations, all as stated in our bylaws.

                                 OTHER BUSINESS

     The Board of Directors knows of no other matter to come before the Annual Meeting. However, if any other matter requiring a vote of the shareholders arises, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

                                          By Order of the Board of Directors
                                          /s/ William J. Pratt
                                                     William J. Pratt
                                                         Chairman


Dated: June 25, 1999

                                                                       EXHIBIT A

                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                             RF MICRO DEVICES, INC.
                               ------------------

     Pursuant to Section 55-10-07 of the North Carolina General Statutes, RF Micro Devices, Inc. (the "Corporation") hereby submits the following for the purpose of amending and restating its articles of incorporation.

     1.  The name of the Corporation is RF Micro Devices, Inc.

     2.  Capitalization.

          (a) Authorized Shares. The number of shares of stock that the Corporation shall have authority to issue is (i) 150,000,000 shares of Common Stock, no par value (the "Common Stock") and (ii) 5,000,000 shares of one or more classes of preferred stock, no par value, to be established by the Board of Directors of the Corporation as provided herein (the "Preferred Stock") or one or more series within a class so established.

          (b) Preferred Stock. The Board of Directors is expressly authorized to establish one or more classes of Preferred Stock or one or more series within a class of Preferred Stock by fixing and determining the preferences, limitations and relative rights, including dividend, liquidation, conversion, voting, redemption and other rights, preferences and limitations of the class or series of shares so established, as shall be stated and expressed in the resolution establishing such class or series and providing for the issuance thereof adopted by the Board of Directors pursuant to the authority so to do that is hereby expressly vested in it including, without limiting the generality of the foregoing, the following:

             (i) the designation of such class or series;

             (ii) the dividend rate, if any, thereof, the conditions and dates upon which such dividends shall be payable, the preference or relation of such dividends to dividends payable on any other class or classes of capital stock of the Corporation or series within a class, and whether such dividends shall be cumulative or noncumulative;

             (iii) whether the shares of such class or series shall be subject to redemption by the Corporation, and, if made subject to such redemption, the times, prices, rates, adjustments and other terms and conditions of such redemption;

             (iv) the terms and amount of any sinking or similar fund provided for the purchase or redemption of the shares of such class or series;

             (v) providing that the shares of such class or series may be convertible into or exchangeable for shares of capital stock or other securities of the Corporation or of any other corporation and the times, prices, rates, adjustments and other terms and conditions of such conversion or exchange;

             (vi) the extent, if any, to which the holders of the shares of such class or series shall be entitled to vote as a class, series or otherwise with respect to the election of directors or otherwise;

             (vii) the restrictions and conditions, if any, upon the issue or reissue of any additional Preferred Stock ranking on a parity with or prior to such shares as to dividends or upon dissolution;

             (viii) the rights of the holders of the shares of such class or series upon the dissolution of, or upon the distribution of assets of, the Corporation, which rights may be different in the case of voluntary dissolution than in the case of involuntary dissolution; and

             (ix) any other preferences, limitations or relative rights of shares of such class or series consistent with this Article 2 and applicable law.

     3. The address of the registered office of the Corporation in the State of North Carolina is 7625 Thorndike Road, Greensboro, Guilford County, North Carolina 27409, and the name of its registered agent at such address is William
J. Pratt.

     4. To the fullest extent permitted by applicable law, no person who is serving or has served as a director of the Corporation shall have any personal liability arising out of any action whether by or in the right of the Corporation or otherwise for monetary damages for breach of any duty as director. This Article 4 shall not impair any right to indemnity from the Corporation that any director may now or hereafter have. Any repeal or modification of this Article 4 shall be prospective only and shall not adversely affect any limitation hereunder on the personal liability of a director with respect to modification.

     5. The following provisions shall govern certain business combinations involving the Corporation. Capitalized terms used in this Article 5 and not otherwise defined in these Articles of Incorporation shall have the meanings ascribed to them in paragraph 5(d) hereof.

          (a) Any Business Combination shall require only such affirmative vote, if any, as is required by law and any other provision of these Articles of Incorporation if the Business Combination shall have been approved by at least a majority of the Continuing Directors and, if deemed advisable by a majority of the Continuing Directors, the Board of Directors shall have obtained an opinion of a reputable investment banking firm to the effect that the financial terms of such Business Combination are fair from a financial point of view to the holders of Voting Shares (other than the Interested Shareholder).

          (b) If the provisions of paragraph 5(a) have not been satisfied, any Business Combination shall require the affirmative vote, in person or by proxy, at any meeting called as provided in the Bylaws, of the holders of at least 60% in interest of the issued and outstanding Voting Shares of the Corporation held by Persons other than any Interested Shareholder or any Affiliate or Associate of any Interested Shareholder. Such affirmative vote shall be required notwithstanding the fact that no vote may be required, or that some lesser percentage may be specified by law or in any agreement with any national securities exchange or otherwise.

          (c) The provisions of paragraphs 5(a) and 5(b) shall not be applicable to any particular Business Combination, and such Business Combination shall require only such affirmative vote, if any, as is required by law and any other provision of these Articles of Incorporation, if such Business Combination constitutes a transaction between the Corporation or any Subsidiary and any corporation of which a majority of the outstanding shares of all classes of stock entitled to vote in elections of directors is owned of record or beneficially by the Corporation or its Subsidiaries; provided, however, that this paragraph 5(c) shall not apply to any transaction to which any Affiliate of any Interested Shareholder is a party.

          (d) For the purposes of these Articles of Incorporation:

             (i) The term "Business Combination" shall mean any transaction that is referred to in any one or more of clauses (A) through (F) of this subparagraph 5(d)(i) and that occurs at any time following the closing of a Public Offering:

                (A) Any merger, share exchange or consolidation of the Corporation or any Subsidiary with or into (1) any Interested Shareholder or (2) any other entity (whether or not itself an Interested Shareholder) that immediately before is, or immediately after such merger, share exchange or consolidation would be, an Affiliate of an Interested Shareholder;

                (B) Any sale, lease, exchange, mortgage, pledge, transfer or other disposition (in one transaction or a series of related transactions) to or with any Interested Shareholder or any Affiliate of any Interested Shareholder of any assets of the Corporation or any Subsidiary when such assets have an aggregate Fair Market Value of $5,000,000 or more;

                (C) The issuance or transfer to any Interested Shareholder or any Affiliate of any Interested Shareholder by the Corporation or any Subsidiary (in one transaction or a series of related transactions) of any equity securities of the Corporation or any Subsidiary where such equity securities have an aggregate Fair Market Value of $5,000,000 or more;

                (D) The adoption of any plan or proposal for the liquidation or dissolution of the Corporation;

                (E) Any reclassification of securities (including any reverse stock split), or recapitalization of the Corporation, or any merger, share exchange or consolidation of the Corporation with or into any of its Subsidiaries or any similar transaction (whether or not with or into or otherwise involving an Interested Shareholder) that has the effect, directly or indirectly, of increasing the percentage of the outstanding shares of any class of equity or convertible securities of the Corporation or any Subsidiary that is directly or indirectly owned by any Interested Shareholder or any Affiliate of any Interested Shareholder; or

                (F) Any agreement, contract or other arrangement providing for any of the transactions described in this definition of "Business Combination."

             (ii) A "Person" shall mean any individual, firm, corporation, partnership, limited liability company or other entity.

             (iii) "Interested Shareholder" shall mean any Person (other than the Corporation, any Subsidiary or a trustee holding stock for the benefit of the employees of the Corporation or its Subsidiaries) who or which, along with any Affiliates and Associates of the Interested
        Shareholder:

                (A) Is the Beneficial Owner, directly or indirectly, of more than 15% of the Voting Shares of the Corporation or a Subsidiary; or

                (B) Is an assignee of or has otherwise succeeded to any share of capital stock of the Corporation or a Subsidiary that was at any time within two years prior thereto beneficially owned by any Interested Shareholder, and such assignment or succession shall have occurred in the course of a transaction or series of transactions not involving a public offering within the meaning of the Securities Act of 1933.

        A Person shall be deemed an Interested Shareholder for the purpose of this definition if such Person is an Interested Shareholder as of the record date for the determination of shareholders entitled to notice of and to vote on any Business Combination, as of the date any definitive agreement relating to a Business Combination is entered into or amended so as to make it less favorable to the Corporation or its shareholders other than the Interested Shareholder, or immediately prior to the consummation of any such Business Combination.

             (iv) A Person shall be the "Beneficial Owner" of any Voting Shares:

                (A) As to which such Person or any of its Affiliates and Associates, pursuant to any agreement, arrangement or understanding, or otherwise, has or shares, directly or indirectly, voting power, including the power to vote or direct the voting of such shares, or investment power, including the power to dispose or to direct the disposition of such shares, or both;

                (B) That such Person or any of its Affiliates or Associates has
           (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise or (2) the right to vote pursuant to any agreement, arrangement or understanding; or

                (C) That are beneficially owned, directly or indirectly, by any other Person with which such first-mentioned Person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of capital stock of the Corporation or a Subsidiary, as the case may be.

             (v) "Voting Shares" when used with respect to the Corporation or a Subsidiary shall mean shares of such entity having power to vote on the election of directors. For the purpose of determining whether a Person is an Interested Shareholder pursuant to subparagraph 5(d)(iii), the outstanding Voting Shares shall include shares deemed owned by a Beneficial Owner through application of subparagraph 5(d)(iv) but shall not include any other Voting Shares that may be issuable to any other Person pursuant to any agreement or upon exercise of conversion rights, warrants or options, or otherwise.

             (vi) "Affiliate" and "Associate" shall have the respective meanings given those terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1997.

             (vii) "Subsidiary" shall mean any entity of which a majority of any class of equity security (as defined in Rule 3a11-1 of the General Rules and Regulations under the Securities Exchange Act of 1934, as in effect on January 1, 1997) is owned, directly or indirectly, by the Corporation; provided, however, that for the purposes of the definition of Interested Shareholder set forth in subparagraph 5(d)(iii), the term "Subsidiary" shall mean only an entity of which a majority of each class of equity security is owned, directly or indirectly, by the Corporation.

             (viii) "Continuing Director" shall mean an individual who was a member of the Board of Directors of the Corporation on the date a Person became an Interested Shareholder; provided, however, that each individual who was elected as a member of the Board of Directors at the 1997 Annual Meeting of the Shareholders of the Corporation shall be deemed to be a Continuing Director with respect to any Person who was an Interested Shareholder at or prior to April 10, 1997 notwithstanding the fact that he or she may have become a member of the Board of Directors of the Corporation after the date on which such Person became an Interested Shareholder.

             (ix) "Fair Market Value" shall mean (A) in the case of stock, the highest closing sales price during the 30-day period immediately preceding the date in question of a share of such stock on the Composite Tape for New York Stock Exchange -- Listed Stocks, or, if such stock is not quoted on the Composite Tape, on the New York Stock Exchange, or, if such stock is not listed on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 on which such stock is listed, or, if such stock is not listed on any such exchange, as quoted in the National Association of Securities Dealers, Inc. Automated Quotations System (National Market System), or, if such stock is not included in such system, the highest closing bid quotation with respect to a share of such stock during the 30-day period preceding the date in question on the National Association of Securities Dealers, Inc. Automated Quotations System or any system then in use, or, if no such quotations are available, the fair market value on the date in question of a share of such stock as determined in good faith by a majority of Continuing Directors, and (B) in the case of property other than cash or stock, the fair market value of such property on the date in question as determined in good faith by a majority of Continuing Directors.

          (e) The Continuing Directors, by a majority vote, shall have the power to determine for the purposes of this Article 5 on the basis of information known to them (i) the number of Voting Shares beneficially owned by any Person, (ii) whether a Person is an Affiliate or Associate of another,
     (iii) whether a Person has an agreement, arrangement or understanding with another as to the matters referred to in subparagraph 5(d)(iv), (iv) whether the assets of the Corporation or any Subsidiary have an aggregate fair market value of $5,000,000 or more, (v) whether the consideration received for the issuance or transfer of securities by the Corporation or any Subsidiary has an aggregate fair market value of $5,000,000 or more and
     (vi) such other matters with respect to which a determination is necessary or appropriate under this Article 5.

          (f) Nothing contained in this Article 5 shall be construed to relieve any Interested Shareholder from any fiduciary obligation imposed by law.

     6. Except as otherwise provided herein (and in addition to any other vote that may be required by law, these Articles of Incorporation or the Bylaws), following the closing of a Public Offering, the affirmative vote, in person or by proxy, at any meeting called as provided in the Bylaws, of the holders of at least 60% in interest of the Voting Shares of the Corporation issued and outstanding held by Persons other than an Interested Shareholder or any Affiliate or Associate of any Interested Shareholder shall be required to amend, alter or repeal Articles 2, 5, 6 or 7 of these Articles of Incorporation or
Section 4 of Article II or Section 2 of Article III of the Bylaws, or to adopt any new provision inconsistent with such provisions of these Articles of Incorporation or the Bylaws; provided, however, that if at the time of any such proposed amendment, alteration, repeal or adoption, (a) there shall exist one or more Interested Shareholders and at least a majority of the Continuing Directors approve such proposed amendment, alteration, repeal or adoption, or (b) no such Interested Shareholder exists, and a majority of the members of the Board of Directors approve such proposed amendment, alteration, repeal or adoption, then the affirmative vote, in person or by proxy, at any meeting called as provided in the Bylaws, of the holders of a majority in interest of the issued and outstanding Voting Shares of the Corporation shall be required to approve such amendment, alteration, repeal or adoption. Pursuant to Section 55-10-20(a) of the North Carolina General Statutes, the Board of Directors may adopt, amend or repeal the Bylaws generally, including any Bylaw adopted, amended or repealed by the shareholders of the Corporation.

     7. The provisions of Articles 9 and 9A of Chapter 55 of the North Carolina General Statutes shall not be applicable to the Corporation.

     IN WITNESS WHEREOF, these Restated Articles of Incorporation are approved by the shareholders of the Corporation and executed by the President and Chief Executive Officer and the Secretary of the Corporation, this 27th day of July, 1999, and supersede and replace all Articles of Incorporation previously filed on behalf of the Corporation and all amendments thereto.

                                          David A. Norbury, President
                                          and Chief Executive Officer

                                          Powell T. Seymour, Secretary

                                                                       EXHIBIT B

                                    FORM OF
                           1999 STOCK INCENTIVE PLAN
                                       OF
                             RF MICRO DEVICES, INC.

                           1999 STOCK INCENTIVE PLAN
                                       OF
                             RF MICRO DEVICES, INC.

1.  PURPOSE

     The purpose of the 1999 Stock Incentive Plan of RF Micro Devices, Inc. (the "Plan") is to encourage and enable selected employees, directors and independent contractors of RF Micro Devices, Inc. (the "Corporation") and its related corporations to acquire or to increase their holdings of common stock of the Corporation (the "Common Stock") and other proprietary interests in the Corporation in order to promote a closer identification of their interests with those of the Corporation and its shareholders, thereby further stimulating their efforts to enhance the efficiency, soundness, profitability, growth and shareholder value of the Corporation. This purpose will be carried out through the granting of benefits (collectively referred to herein as "awards") to selected employees, independent contractors and directors, including the granting of incentive stock options ("incentive options") intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonqualified stock options ("nonqualified options"), stock appreciation rights ("SARs"), restricted stock awards ("restricted stock awards"), and restricted units ("restricted units") to such participants. Incentive options and nonqualified options shall be referred to herein collectively as "options." Restricted stock awards and restricted units shall be referred to herein collectively as "restricted awards."

2.  ADMINISTRATION OF THE PLAN

     (a) The Plan shall be administered by the Board of Directors of the Corporation (the "Board" or the "Board of Directors") or, upon its delegation, by the Compensation Committee of the Board of Directors (the "Committee"). Unless the Board determines otherwise, the Committee shall be comprised solely of "non-employee directors," as such term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or as may otherwise be permitted under Rule 16b-3. Further, to the extent required by
Section 162(m) of the Code and related regulations, the Plan shall be administered by a committee comprised of "outside directors" (as such term is defined in Section 162(m) or related regulations) or as may otherwise be permitted under Section 162(m) and related regulations. For the purposes herein, the term "Administrator" shall refer to the Board and, upon its delegation to the Committee of all or part of its authority to administer the Plan, to the Committee.

     (b) Any action of the Administrator with respect to the Plan may be taken by a written instrument signed by all of the members of the Board or Committee, as appropriate, and any such action so taken by written consent shall be as fully effective as if it had been taken by a majority of the members at a meeting duly held and called. Subject to the provisions of the Plan, and unless authority is granted to the chief executive officer as provided in Section 2(c), the Administrator shall have full and final authority in its discretion to take any action with respect to the Plan including, without limitation, the authority
(i) to determine all matters relating to awards, including selection of individuals to be granted awards, the types of awards, the number of shares of the Common Stock, if any, subject to an award, and all terms, conditions, restrictions and limitations of an award; (ii) to prescribe the form or forms of the agreements evidencing any awards granted under the Plan; (iii) to establish, amend and rescind rules and regulations for the administration of the Plan; and
(iv) to construe and interpret the Plan and agreements evidencing awards granted under the Plan, to establish and interpret rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. The Administrator shall also have authority, in its sole discretion, to accelerate the date that any award which was not otherwise exercisable or vested shall become exercisable or vested in whole or in part without any obligation to accelerate such date with respect to any other award granted to any recipient. In addition, the Administrator shall have the authority and indemnification discretion to establish terms and conditions of awards as the Administrator determines to be necessary or appropriate to conform to the applicable requirements or practices of jurisdictions outside of the United States.

     (c) Notwithstanding Section 2(b), the Administrator may delegate to the chief executive officer of the Corporation the authority to grant awards, and to make any or all of the determinations reserved for the Administrator in the Plan and summarized in Section 2(b) herein with respect to such awards, to any individual who, at the time of said grant or other determination, (i) is not deemed to be an officer or director of the Corporation within the meaning of
Section 16 of the Exchange Act, (ii) is not deemed to be a covered employee (as defined in Section 18(b) herein), and (iii) is otherwise eligible under Section
5. To the extent that the Administrator has delegated authority to grant awards pursuant to this Section 2(c) to the chief executive officer, references to the Administrator shall include references to such person, subject, however, to the requirements of the Plan, Rule 16b-3, Section 162(m) of the Code and other applicable law.

3.  EFFECTIVE DATE

     The effective date of the Plan shall be July 1, 1999 (the "Effective Date"). Awards may be granted under the Plan on and after the effective date, but no awards will be granted after June 30, 2009.

4.  SHARES OF STOCK SUBJECT TO THE PLAN; AWARD LIMITATIONS

     (a) Subject to adjustments as provided in this Section 4, the number of shares of Common Stock that may be issued pursuant to awards shall be four million (4,000,000) shares. Such shares shall be authorized but unissued shares or shares purchased on the open market or by private purchase. The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the grant of restricted awards shall not exceed 500,000 shares. No participant may be granted awards in any 12-month period for more than 100,000 shares of Common Stock (or the equivalent value thereof based on the fair market value per share of the Common Stock on the date of grant of an award).

     (b) The Corporation hereby reserves sufficient authorized shares of Common Stock to meet the grant of awards hereunder. Any shares subject to an award which is subsequently forfeited, expires or is terminated may again be the subject of an award granted under the Plan. To the extent that any shares of Common Stock subject to an award are not delivered to a participant (or his beneficiary) because the award is forfeited, canceled, settled in cash or used to satisfy applicable tax withholding obligations, such shares shall not be deemed to have been issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan. If the purchase price of an award granted under the Plan is satisfied by tendering shares of Common Stock, only the number of shares issued net of the shares of Common Stock tendered shall be deemed issued for purposes of determining the maximum number of shares of Common Stock available for issuance under the Plan.

     (c) If there is any change in the outstanding shares of Common Stock because of a merger, consolidation or reorganization involving the Corporation or a related corporation, or if the Board of Directors of the Corporation declares a stock dividend or stock split distributable in shares of Common Stock, or if there is a similar change in the capital stock structure of the Corporation or a related corporation affecting the Common Stock, the number of shares of Common Stock reserved for issuance under the Plan shall be correspondingly adjusted, and the Administrator shall make such adjustments to awards or to any provisions of this Plan as the Administrator deems equitable to prevent dilution or enlargement of awards or as may be advisable.

5.  ELIGIBILITY

     An award may be granted only to an individual who satisfies the following eligibility requirements on the date the award is granted:

          (a) The individual is either (i) an employee of the Corporation or a related corporation, (ii) a director of the Corporation or a related corporation, or (iii) an independent contractor, consultant or advisor (collectively, "independent contractors") providing services to the Corporation or a related corporation. For this purpose, an individual shall be considered to be an "employee" only if there exists between the individual and the Corporation or a related corporation the legal and bona fide relationship of employer and employee.

          (b) With respect to the grant of incentive options, the individual does not own, immediately before the time that the incentive option is granted, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a related corporation. Notwithstanding the foregoing, an individual who owns more than 10% of the total combined voting power of the Corporation or a related corporation may be granted an incentive option if the option price is at least 110% of the fair market value of the Common Stock (as defined in Section 6(c)(ii) herein), and the option period (as defined in Section 6(d) herein) does not exceed five years. For this purpose, an individual will be deemed to own stock which is attributable to him under Section 424(d) of the Code.

          (c) With respect to the grant of substitute awards or assumption of awards in connection with a merger, reorganization or similar business combination involving the Corporation or related corporation, the recipient is otherwise eligible to receive the award and the terms of the award are consistent with the Plan and applicable law, rules and regulations (including, to the extent necessary, the federal securities laws registration provisions and Section 424(a) of the Code).

          (d) The individual, being otherwise eligible under this Section 5, is selected by the Administrator as an individual to whom an award shall be granted (a "participant").

6.  OPTIONS

     (a) Grant of Options: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant options to such eligible individuals in such numbers, upon such terms and at such times as the Administrator shall determine. Both incentive options and nonqualified options may be granted under the Plan. To the extent that an option is designated as an incentive option but does not qualify as such under Section 422 of the Code, the option (or portion thereof) shall be treated as a nonqualified option.

     (b) Option Price: The price per share at which an option may be exercised (the "option price") shall be established by the Administrator and stated in the agreement evidencing the grant of the option; provided, that (i) in the case of an incentive option, the option price shall be no less than the fair market value per share of the Common Stock (as determined in accordance with Section 6(c)(ii) on the date the option is granted) and (ii) in no event shall the option price per share of any option be less than the par value per share of the Common Stock.

     (c) Date of Grant; Fair Market Value

          (i) An incentive option shall be considered to be granted on the date that the Administrator acts to grant the option, or on any later date specified by the Administrator as the effective date of the option. A nonqualified option shall be considered to be granted on the date the Administrator acts to grant the option or any other date specified by the Administrator as the date of grant of the option.

          (ii) For the purposes of the Plan, the fair market value per share of the Common Stock shall be established in good faith by the Administrator and, except as may otherwise be determined by the Administrator, the fair market value shall be determined in accordance with the following provisions: (A) if the shares of Common Stock are listed for trading on the New York Stock Exchange or the American Stock Exchange, the fair market value shall be the closing sales price per share of the shares on the New York Stock Exchange or the American Stock Exchange (as applicable) on the date immediately preceding the date the option is granted, or, if there is no transaction on such date, then on the trading date nearest preceding the date the option is granted for which closing price information is available, and, provided further, if the shares are quoted on the Nasdaq National Market or the Nasdaq SmallCap Market of the Nasdaq Stock Market but are not listed for trading on the New York Stock Exchange or the American Stock Exchange, the fair market value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system on the date immediately preceding the date the option is granted for which such information is available; or (B) if the shares of Common Stock are not listed or reported in any of the foregoing, then the fair market value shall be determined by the Administrator in accordance with the applicable provisions of Section 20.2031-2 of the

     Federal Estate Tax Regulations, or in any other manner consistent with the Code and accompanying regulations.

          (iii) In no event shall there first become exercisable by an employee in any one calendar year incentive options granted by the Corporation or any related corporation with respect to shares having an aggregate fair market value (determined at the time an incentive option is granted) greater than $100,000.

     (d) Option Period and Limitations on the Right to Exercise Options

          (i) The term of an option (the "option period") shall be determined by the Administrator at the time the option is granted and stated in the individual agreement. With respect to incentive options, the option period shall not extend more than 10 years from the date on which the option is granted. Any option or portion thereof not exercised before expiration of the option period shall terminate. The period or periods during which an option may become exercisable shall be determined by the Administrator in a manner consistent with the terms of the Plan.

          (ii) An option may be exercised by giving written notice to the Corporation at such place as the Corporation or its designee shall direct. Such notice shall specify the number of shares to be purchased pursuant to an option and the aggregate purchase price to be paid therefor, and shall be accompanied by the payment of such purchase price. Unless the individual option agreement provides otherwise, such payment shall be in the form of
     (A) cash; (B) delivery (by either actual delivery or attestation) of shares of Common Stock owned by the participant at the time of exercise and acceptable to the Administrator; (C) shares of Common Stock withheld upon exercise; (D) delivery of written notice of exercise to the Corporation and delivery to a broker of written notice of exercise and irrevocable instructions to promptly deliver to the Corporation the amount of sale or loan proceeds to pay the option price; or (E) a combination of the foregoing methods. Shares tendered or withheld in payment on the exercise of an option shall be valued at their fair market value on the date of exercise, as determined by the Administrator by applying the provisions of
     Section 6(c)(ii).

          (iii) Unless an individual option agreement provides otherwise, no option granted to a participant who was an employee at the time of grant shall be exercised unless the participant is, at the time of exercise, an employee as described in Section 5(a), and has been an employee continuously since the date the option was granted, subject to the following:

             (A) An option shall not be affected by any change in the terms, conditions or status of the participant's employment, provided that the participant continues to be an employee of the Corporation or a related corporation.

             (B) The employment relationship of a participant shall be treated as continuing intact for any period that the participant is on military or sick leave or other bona fide leave of absence, provided that the period of such leave does not exceed 90 days, or, if longer, as long as the participant's right to reemployment is guaranteed either by statute or by contract. The employment relationship of a participant shall also be treated as continuing intact while the participant is not in active service because of disability. The Administrator shall have sole authority to determine whether a participant is disabled and, if applicable, the date of a participant's termination of employment or service for any reason (the "termination date").

             (C) Unless an individual option agreement provides otherwise, if the employment of a participant is terminated because of disability, or if the participant dies while he is an employee, the option may be exercised only to the extent exercisable on the participant's termination date, except that the Administrator may in its discretion accelerate the date for exercising all or any part of the option which was not otherwise exercisable on the termination date. The option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of 12 months next succeeding the termination date; or (Y) the close of the option period. In the event of the participant's death, such option shall be exercisable by such person or persons as shall have acquired the right to exercise the option by will or by the laws of intestate succession.

             (D) Unless an individual option agreement provides otherwise, if the employment of the participant is terminated for any reason other than disability, death or for "cause," his option may be exercised to the extent exercisable on his termination date, except that the Administrator may in its discretion accelerate the date for exercising all or any part of the option which was not otherwise exercisable on the termination date. The option must be exercised, if at all, prior to the first to occur of the following, whichever shall be applicable: (X) the close of the period of 90 days next succeeding the termination date; or
        (Y) the close of the option period. If the participant dies following such termination of employment and prior to the earlier of the dates specified in (X) or (Y) of this subparagraph (D), the participant shall be treated as having died while employed under subparagraph (C) immediately preceding (treating for this purpose the participant's date of termination of employment as the termination date). In the event of the participant's death, such option shall be exercisable by such person or persons as shall have acquired the right to exercise the option by will or by the laws of intestate succession.

             (E) Unless an individual option agreement provides otherwise, if the employment of the participant is terminated for "cause," his option shall lapse and no longer be exercisable as of his termination date, as determined by the Administrator. For purposes of this subparagraph (E) and subparagraph (D), the participant's termination shall be for "cause" if such termination results from the participant's (X) dishonesty; (Y) refusal to perform his duties for the Corporation; or (Z) engaging in conduct that could be materially damaging to the Corporation without a reasonable good faith belief that such conduct was in the best interest of the Corporation. The determination of "cause" shall be made by the Administrator and its determination shall be final and conclusive.

             (F) Notwithstanding the foregoing, the Administrator shall have authority, in its discretion, to extend the period during which an option may be exercised; provided that, in the event that any such extension shall cause an incentive option to be designated as a nonqualified option, no such extension shall be made without the prior written consent of the participant.

          (iv) Unless an individual option agreement provides otherwise, an option granted to a participant who was a director of the Corporation or a related corporation at the time of grant may be exercised only to the extent exercisable on the date of the participant's termination of service to the Corporation or a related corporation (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of one year next succeeding the termination date; or (Y) the close of the option period. If the services of such a participant are terminated for cause (as defined in Section 6(d)(iii)(E) herein), his option shall lapse and no longer be exercisable as of his termination date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its discretion accelerate the date for exercising all or any part of an option which was not otherwise exercisable on the termination date or extend the period during which an option may be exercised, or both.

          (v) Unless an individual option agreement provides otherwise, an option granted to a participant who was an independent contractor of the Corporation or a related corporation at the time of grant (and who does not thereafter become an employee, in which case he shall be subject to the provisions of Section 6(d)(iii) herein) may be exercised only to the extent exercisable on the date of the participant's termination of service to the Corporation or a related corporation (unless the termination was for cause), and must be exercised, if at all, prior to the first to occur of the following, as applicable: (X) the close of the period of 90 days next succeeding the termination date; or (Y) the close of the option period. If the services of such a participant are terminated for cause (as defined in Section 6(d)(iii)(E) herein), his option shall lapse and no longer be exercisable as of his termination date, as determined by the Administrator. Notwithstanding the foregoing, the Administrator may in its discretion accelerate the date for exercising all or any part of an option which was not otherwise exercisable on the termination date or extend the period during which an option may be exercised, or both.

          (vi) A participant or his legal representative, legatees or distributees shall not be deemed to be the holder of any shares subject to an option unless and until certificates for such shares are delivered to him or them under the Plan. A certificate or certificates for shares of Common Stock acquired upon exercise of an option shall be issued in the name of the participant (or his beneficiary) and distributed to the participant (or his beneficiary) as soon as practicable following receipt of notice of exercise and payment of the purchase price (except as may otherwise be determined by the Corporation in the event of payment of the option price pursuant to Section 6(d)(ii)(D) herein).

     (e) Nontransferability of Options

          (i) Incentive options shall not be transferable other than by will or the laws of intestate succession. Nonqualified options shall not be transferable other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the registration provisions of the Securities Act of 1933, as amended (the "Securities Act"). Except as may be permitted by the preceding sentence, an option shall be exercisable during the participant's lifetime only by him or by his guardian or legal representative. The designation of a beneficiary does not constitute a transfer.

          (ii) If a participant is subject to Section 16 of the Exchange Act, shares of Common Stock acquired upon exercise of an option may not, without the consent of the Administrator, be disposed of by the participant until the expiration of six months after the date the option was granted.

7.  STOCK APPRECIATION RIGHTS

     (a) Grant of SARs: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant SARs to such eligible individuals, in such numbers, upon such terms and at such times as the Administrator shall determine. SARs may be granted to an optionee of an option (hereinafter called a "related option") with respect to all or a portion of the shares of Common Stock subject to the related option (a "tandem SAR") or may be granted separately to an eligible key employee (a "freestanding SAR").

     (b) Tandem SARs: A tandem SAR may be granted either concurrently with the grant of the related option or (if the related option is a nonqualified option) at any time thereafter prior to the complete exercise, termination, expiration or cancellation of such related option. Tandem SARs shall be exercisable only at the time and to the extent that the related option is exercisable (and may be subject to such additional limitations on exercisability as the Administrator may provide in the agreement), and in no event after the complete termination or full exercise of the related option. For purposes of determining the number of shares of Common Stock that remain subject to such related option and for purposes of determining the number of shares of Common Stock in respect of which other awards may be granted, a related option shall be considered to have been surrendered upon the exercise of a tandem SAR to the extent of the number of shares of Common Stock with respect to which such tandem SAR is exercised. Upon the exercise or termination of a related option, the tandem SARs with respect thereto shall be canceled automatically to the extent of the number of shares of Common Stock with respect to which the related option was so exercised or terminated. Subject to the limitations of the Plan, upon the exercise of a tandem SAR, the participant shall be entitled to receive from the Corporation, for each share of Common Stock with respect to which the tandem SAR is being exercised, consideration equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the related option price per share; provided, that the Administrator may establish a maximum value payable for such SARs.

     (c) Freestanding SARs: Unless an individual agreement provides otherwise, the base price of a freestanding SAR shall be not less than 100% of the fair market value of the Common Stock (as determined in accordance with Section 6(c)(ii) herein) on the date of grant of the freestanding SAR. Subject to the limitations of the Plan, upon the exercise of a freestanding SAR, the participant shall be entitled to receive from the Corporation, for each share of Common Stock with respect to which the freestanding SAR is being exercised, consideration equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the base price per share of such freestanding SAR; provided, that the Administrator may establish a maximum value payable for such SARs.

     (d) Exercise of SARs:

          (i) Subject to the terms of the Plan, SARs shall be exercisable in whole or in part upon such terms and conditions as may be established by the Administrator and stated in the related agreement. The period during which an SAR may be exercisable shall not exceed 10 years from the date of grant or, in the case of tandem SARs, such shorter option period as may apply to the related option. Any SAR or portion thereof not exercised before expiration of the exercise period established by the Administrator shall terminate.

          (ii) SARs may be exercised by giving written notice to the Corporation at such place as the Administrator or its designee shall direct. The date of exercise of an SAR shall mean the date on which the Corporation shall have received proper notice from the participant of the exercise of such SAR.

          (iii) No SAR may be exercised unless the participant is, at the time of exercise, an eligible participant, as described in Section 5, and has been a participant continuously since the date the SAR was granted, subject to the provisions of Sections 6(d)(iii), (iv) and (v) herein.

     (e) Consideration; Election: The consideration to be received upon the exercise of the SAR by the participant shall be paid in cash, shares of Common Stock (valued at fair market value on the date of exercise of such SAR in accordance with Section 6(c)(ii) herein) or a combination of cash and shares of Common Stock, as elected by the Administrator. The Corporation's obligation arising upon the exercise of the SAR may be paid currently or on a deferred basis with such interest or earnings equivalent as the Administrator may determine. A certificate or certificates for shares of Common Stock acquired upon exercise of an SAR for shares shall be issued in the name of the participant (or his beneficiary) and distributed to the participant (or his beneficiary) as soon as practicable following receipt of notice of exercise. No fractional shares of Common Stock will be issuable upon exercise of the SAR and, unless otherwise provided in the applicable agreement, the participant will receive cash in lieu of fractional shares.

     (f) Limitations: The applicable SAR agreement shall contain such terms, conditions and limitations consistent with the Plan as may be specified by the Administrator. Unless otherwise provided in the applicable agreement or the Plan, any such terms, conditions or limitations relating to a tandem SAR shall not restrict the exercisability of the related option.

     (g) Nontransferability:

          (i) SARs shall not be transferable other than by will or the laws of intestate succession, except as may be permitted by the Administrator in a manner consistent with the Securities Act. Except as may be permitted by the preceding sentence, SARs may be exercised during the participant's lifetime only by him or by his guardian or legal representative. The designation of a beneficiary does not constitute a transfer.

          (ii) If the participant is subject to Section 16 of the Exchange Act, shares of Common Stock acquired upon exercise of an SAR may not, without the consent of the Administrator, be disposed of by the participant until the expiration of six months after the date the SAR was granted.

8.  RESTRICTED AWARDS

     (a) Grant of Restricted Awards: Subject to the limitations of the Plan, the Administrator may in its sole and absolute discretion grant restricted awards to such individuals in such numbers, upon such terms and at such times as the Administrator shall determine. A restricted award may consist of a restricted stock award or a restricted unit, or both. Restricted awards shall be payable in cash or whole shares of Common Stock (including restricted stock), or partly in cash and partly in whole shares of Common Stock, in accordance with the terms of the Plan and the sole and absolute discretion of the Administrator. The Administrator shall determine the nature, length and starting date of the period, if any, during which a restricted award may be earned (the "restriction period"), and shall determine the conditions which must be met in order for a restricted award to be granted or to vest or be earned (in whole or in part), which conditions may include, but are not limited to, attainment of performance objectives, completion of the restriction period (or a combination of attainment of performance objectives and completion of the restriction period), retirement, displacement, disability or death, or any combination of such conditions. In the case of restricted awards based upon performance criteria, or a combination of performance criteria and continued service, the Administrator shall determine the performance objectives to be used in valuing restricted awards and determine the extent to which such awards have been earned. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such Corporation, business unit and/or individual performance factors and criteria as the Administrator in its sole discretion may deem appropriate, including, but not limited to, sales goals, earnings per share, return on equity, return on assets or total return to shareholders. The Administrator shall have sole authority to determine whether and to what degree restricted awards have been earned and are payable and to interpret the terms and conditions of restricted awards and the provisions herein. The Administrator shall also determine the form and terms of payment of awards. The Administrator, in its sole and absolute discretion, may accelerate the date that any restricted award granted to the participant shall be deemed to be earned in whole or in part, without any obligation to accelerate such date with respect to other restricted awards.

     (b) Forfeiture of Restricted Awards: If the employment or service of a participant shall be terminated for any reason and the participant has not yet earned all or part of a restricted award pursuant to the terms of the Plan and the individual agreement, such award to the extent not then earned shall be forfeited immediately upon such termination and the participant shall have no further rights with respect thereto.

     (c) Dividend and Voting Rights; Share Certificates: Unless an individual agreement provides otherwise, (i) a participant shall have no dividend rights or voting rights with respect to shares subject to a restricted award that has not yet vested; and (ii) a certificate or certificates for shares representing a restricted award payable in shares shall be issued in the name of the participant (or his beneficiary) and distributed to the participant (or his beneficiary) as soon as practicable after the shares subject to the award shall be earned.

     (d) Nontransferability:

          (i) The recipient of a restricted award shall not sell, transfer, assign, pledge or otherwise encumber shares subject to the award until all conditions to vesting have been met.

          (ii) Restricted awards shall not be transferable other than by will or the laws of intestate succession. The designation of a beneficiary does not constitute a transfer.

          (iii) If a participant of a restricted award is subject to Section 16 of the Exchange Act, shares of Common Stock subject to such award may not, without the consent of the Administrator, be sold or otherwise disposed of within six months following the date of grant of such award.

9.  WITHHOLDING

     The Corporation shall withhold all required local, state and federal taxes from any amount payable in cash with respect to an award. The Corporation shall require any recipient of an award payable in shares of the Common Stock to pay to the Corporation in cash the amount of any tax or other amount required by any governmental authority to be withheld and paid over by the Corporation to such authority for the account of such recipient. Notwithstanding the foregoing, the Corporation may establish procedures to permit a recipient to satisfy such obligation in whole or in part, and any other local, state or federal income tax obligations relating to such an award, by electing (the "election") to have the Corporation withhold shares of Common Stock from the shares to which the recipient is entitled. The number of shares to be withheld shall have a fair market value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to (but not exceeding) the amount of such obligations being satisfied. Each election must be made in writing to the Administrator in accordance with election procedures established by the Administrator.

10.  SECTION 16(B) COMPLIANCE

     It is the general intent of the Corporation that transactions under the Plan which are subject to Section 16 of the Exchange Act shall comply with Rule 16b-3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Administrator, in its sole and absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

11.  NO RIGHT OR OBLIGATION OF CONTINUED EMPLOYMENT

     Nothing in the Plan shall confer upon the participant any right to continue in the service of the Corporation or a related corporation as an employee, director, or independent contractor or to interfere in any way with the right of the Corporation or a related corporation to terminate the participant's employment or service at any time. Except as otherwise provided in the Plan or an individual agreement, awards granted under the Plan to employees of the Corporation or a related corporation shall not be affected by any change in the duties or position of the participant, as long as such individual remains an employee of, or in service to, the Corporation or a related corporation.

12.  UNFUNDED PLAN; RETIREMENT PLANS

     (a) Neither a participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Corporation or any related corporation, including, without limitation, any specific funds, assets or other property which the Corporation or any related corporation, in their discretion, may set aside in anticipation of a liability under the Plan. A participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Corporation or any related corporation. Nothing contained in the Plan shall constitute a guarantee that the assets of such corporations shall be sufficient to pay any benefits to any person.

     (b) In no event shall any amounts accrued, distributable or payable under the Plan be treated as compensation for the purpose of determining the amount of contributions or benefits to which any person shall be entitled under any retirement plan sponsored by the Corporation or a related corporation that is intended to be a qualified plan within the meaning of Section 401(a) of the Code.

13.  AMENDMENT AND TERMINATION OF THE PLAN

     The Plan and any award granted under the Plan may be amended or terminated at any time by the Board of Directors of the Corporation; provided, that (i) approval of an amendment to the Plan by the shareholders of the Corporation shall be required to the extent, if any, that shareholder approval of such amendment is required by applicable law, rule or regulation; and (ii) such amendment or termination of an award shall not, without the consent of a recipient of an award, adversely affect the rights of the recipient with respect to an outstanding award.

14.  RESTRICTIONS ON SHARES

     The Corporation may impose such restrictions on any shares representing awards hereunder as it may deem advisable, including without limitation restrictions under the federal securities laws, the requirements of any stock exchange or similar organization and any blue sky or state securities laws applicable to such shares. Notwithstanding any other Plan provision to the contrary, the Corporation shall not be obligated to issue, deliver or transfer shares of Common Stock under the Plan or make any other distribution of benefits under the Plan, or take any other action, unless such delivery, distribution or action is in compliance with all applicable laws, rules and regulations (including but not limited to the requirements of the Securities Act). The Corporation may cause a restrictive legend to be placed on any certificate issued pursuant to an award hereunder in such form as may be prescribed from time to time by applicable laws and regulations or as may be advised by legal counsel.

15.  APPLICABLE LAW

     The Plan shall be governed by and construed in accordance with the laws of the State of North Carolina, without regard to the conflict of laws provisions of any state.

16.  SHAREHOLDER APPROVAL

     The Plan is subject to approval by the shareholders of the Corporation, which approval must occur, if at all, within 12 months of the effective date of the Plan. Awards granted prior to such shareholder approval shall be conditioned upon and shall be effective only upon approval of the Plan by such shareholders on or before such date.

17.  CHANGE OF CONTROL

     (a) Notwithstanding any other provision of the Plan to the contrary, in the event of a change of control (as defined in Section 17(b) herein):

          (i) All options and SARs outstanding as of the date of such change of control shall become fully exercisable, whether or not then otherwise exercisable.

          (ii) Any restrictions including but not limited to the restriction period applicable to any restricted award shall be deemed to have expired, and such restricted awards shall become fully vested and payable to the fullest extent of the original grant of the applicable award.

          (iii) Notwithstanding the foregoing, in the event of a merger, share exchange, reorganization or other business combination affecting the Corporation or a related corporation, the Administrator may, in its sole and absolute discretion, determine that any or all awards granted pursuant to the Plan shall not vest or become exercisable on an accelerated basis, if the Corporation or the board of directors of the surviving or acquiring corporation, as the case may be, shall have taken such action, including but not limited to the assumption of awards granted under the Plan or the grant of substitute awards (in either case, with substantially similar terms as awards granted under the Plan), as in the opinion of the Administrator is equitable or appropriate to protect the rights and interests of participants under the Plan. For the purposes herein, if the Committee is acting as the Administrator authorized to make the determinations provided for in this Section 17(a)(iii), the Committee shall be appointed by the Board of Directors, two-thirds of the members of which shall have been directors of the Corporation prior to the merger, share exchange, reorganization or other business combinations affecting the Corporation or a related corporation.

     (b) For the purposes herein, a "change of control" shall be deemed to have occurred on the earliest of the following dates:

          (i) The date any entity or person that is not a shareholder on the effective date of the Plan shall have become the beneficial owner of, or shall have obtained voting control over, fifty-one percent (51%) or more of the outstanding Common Stock of the Corporation;

          (ii) The date the shareholders of the Corporation approve a definitive agreement (A) to merge or consolidate the Corporation with or into another corporation, in which the Corporation is not the continuing or surviving corporation or pursuant to which any shares of Common Stock of the Corporation would be converted into cash, securities or other property of another corporation, other than a merger or consolidation of the Corporation in which holders of Common Stock immediately prior to the merger or consolidation have the same proportionate ownership of Common Stock of the surviving corporation immediately after the merger as immediately before, or (B) to sell or otherwise dispose of all or substantially all the assets of the Corporation; or

          (iii) The date there shall have been a change in a majority of the Board of Directors of the Corporation within a 12-month period unless the nomination for election by the Corporation's shareholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the 12-month period.

(For purposes herein, the term "person" shall mean any individual, corporation, partnership, group, association or other person, as such term is defined in
Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, other than the Corporation, a subsidiary of the Corporation or any employee benefit plan(s) sponsored or maintained by the Corporation or any subsidiary thereof, and the term "beneficial owner" shall have the meaning given the term in Rule 13d-3 under the Exchange Act.)

18.  CERTAIN DEFINITIONS

     In addition to other terms defined in the Plan, the following terms shall have the meaning indicated:

          (a) "Agreement" means any written agreement or agreements between the Corporation and the recipient of an award pursuant to the Plan relating to the terms, conditions and restrictions of options, SARs, restricted awards and any other awards conferred herein.

          (b) "Covered employee" shall have the meaning given the term in
     Section 162(m) of the Code or the regulations thereunder.

          (c) "Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death, or which has lasted or can be expected to last for a continuous period of not less than twelve months.

          (d) "Parent" or "parent corporation" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each corporation other than the Corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.

          (e) "Predecessor" or "predecessor corporation" means a corporation which was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under Section 424(a) had occurred) with the Corporation, or a corporation which is a parent or subsidiary of the Corporation, or a predecessor of any such corporation.

          (f) "Related corporation" means any parent, subsidiary or predecessor of the Corporation.

          (g) "Restricted stock" shall mean shares of Common Stock which are subject to restricted awards payable in shares, the vesting of which is subject to restrictions set forth in the Plan or the agreement relating to such award.

          (h) "Retirement" shall mean retirement in accordance with the retirement policies and procedures established by the Corporation.

          (i) "Subsidiary" or "subsidiary corporation" means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each corporation other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in the chain.

     IN WITNESS WHEREOF, this 1999 Stock Incentive Plan of RF Micro Devices, Inc., is, by the authority of the Board of Directors of the Corporation,
executed in behalf of the Corporation, the        day of             , 1999.

                                          RF MICRO DEVICES, INC.

                                          By:
                                            ------------------------------------

                                          Name:
                                              ----------------------------------

                                          Title:
                                             -----------------------------------

ATTEST:

---------------------------------------------------------
Secretary

[Corporate Seal]

                                                                      APPENDIX A
                                     PROXY

                             RF MICRO DEVICES, INC.
                          JULY 27, 1999 ANNUAL MEETING

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF RF MICRO DEVICES, INC.

   The undersigned shareholder of RF Micro Devices, Inc., a North Carolina corporation (the "Company"), appoints David A. Norbury and William A. Priddy, Jr., or either of them, with full power to act alone, the true and lawful attorneys-in-fact of the undersigned, with full power of substitution and revocation, to vote all shares of stock of the Company which the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held at the Company's principal executive offices at 7625 Thorndike Road, Greensboro, North Carolina on July 27, 1999 at 10:00 A.M., local time and at any adjournment thereof, with all powers the undersigned would possess if personally present, as follows:

   THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE UNDERSIGNED SHAREHOLDERS WHEN INSTRUCTIONS ARE GIVEN IN ACCORDANCE WITH THE PROCEDURES DESCRIBED HEREIN AND THE ACCOMPANYING PROXY STATEMENT. THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS DESCRIBED HEREIN IF NO INSTRUCTION TO THE CONTRARY IS INDICATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

                                                                   FOR ALL NOMINEES
                                                                   LISTED (EXCEPT AS    WITHHOLD
                                                                   MARKED TO THE        AUTHORITY TO VOTE
                                                                   CONTRARY BELOW)      FOR ALL NOMINEES
                                                                   -----------------    -----------------
1.   Proposal to elect six directors of the Company for one-year         [ ]                   [ ]
     term expiring in 2000

David A. Norbury, William J. Pratt, Dr. Albert E. Paladino, Erik H. van der Kaay,
                 Walter H. Wilkinson, Jr., Terri D. Zinkiewicz

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN
     THE FOLLOWING SPACE. IF AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE IS NOT WITHHELD, THIS PROXY
     WILL BE VOTED IN FAVOR OF SUCH NOMINEE.)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------



2.   Proposal to amend and restate the Articles of Incorporation   FOR  AGAINST  ABSTAIN
     to increase the authorized common stock of the Company.
                                                                   [ ]    [ ]      [ ]
3.   Proposal to adopt the 1999 Stock Incentive Plan.              FOR  AGAINST  ABSTAIN
                                                                   [ ]    [ ]      [ ]
4.   Proposal to ratify the appointment of Ernst & Young LLP as    FOR  AGAINST  ABSTAIN
     the Company's auditors for the fiscal year ending March 31,
     2000.                                                         [ ]    [ ]      [ ]
5.   Any other matter that may be submitted to a vote of           FOR  AGAINST  ABSTAIN
     shareholders at the Meeting.
                                                                   [ ]    [ ]      [ ]


 THE UNDERSIGNED HEREBY RATIFIES AND CONFIRMS ALL THAT SAID ATTORNEYS-IN-FACT, OR EITHER OF THEM OR THEIR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF, AND ACKNOWLEDGES RECEIPT OF THE NOTICE OF THE MEETING AND THE PROXY STATEMENT ACCOMPANYING IT.

                                              Dated this     day of         1999
                                                         ---        ------,

                                              ----------------------------------
                                                            (SEAL)

                                              ----------------------------------
                                                            (SEAL)

                                                [INSERT NAME AS IT APPEARS ON
                                                    SHAREHOLDER RECORDS.]

                                              PLEASE INSERT DATE OF SIGNING.
                                              SIGN EXACTLY AS NAME APPEARS AT
                                              LEFT. WHERE STOCK IS ISSUED IN TWO
                                              OR MORE NAMES, ALL MUST SIGN. IF
                                              SIGNING AS ATTORNEY,
                                              ADMINISTRATOR, EXECUTOR, TRUSTEE
                                              OR GUARDIAN, GIVE FULL TITLE AS
                                              SUCH. A CORPORATION SHOULD SIGN BY
                                              AN AUTHORIZED OFFICER AND AFFIX
                                              SEAL.

     (YOU ARE REQUESTED TO COMPLETE, SIGN AND RETURN THIS PROXY PROMPTLY.)